                                     LOOMIS
                                     ------
                                     SAYLES
                                     ------
                                     FUNDS
                                     ------


                               FIXED INCOME FUNDS
                                  ANNUAL REPORT
                                DECEMBER 31, 1997

                            A FAMILY OF NO-LOAD FUNDS

                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (617) 482-2450

LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
     DANIEL J. FUSS

DEAR SHAREHOLDERS:

You may recall our mid-year discussion; it's time for an update.

We spoke in June about the world being a peaceful place, providing a friendly environment for investors of capital. We reviewed our global economy, surrounded by an ocean of liquidity. We commented on central banks contemplating their next monetary tactics, without the necessary political and popular support to carry them through. And we gave a play-by-play on the antics of mischievous hockey players, who add risk to the market by trying to wrest incremental return. At the time, I was struck by the truth behind an old Malaysian saying, "just because the river is quiet does not mean the crocodiles have left."

In fact, the river turned out to be full of crocodiles. Not only have many of them surfaced, they chased the hockey players and have been rather hard on some of the slower moving ones.

The upset in Asia and the brief, but powerful, upset in Latin America forced many of the hockey players off of the rink. The "yen/dollar carry trade" effect moderated, but this basic arbitrage between very low interest rates in Japan and higher rates in the dollar block countries, the United States, Canada, New Zealand and Australia, continues to attract many investors. While speculative in nature, this carry trade does lend considerable support to both the stock and bond markets in North America. "Virtual hedging", where plans are made to sell stocks when the market declines past a certain point, apparently continues unabated. This could lead to trouble at some point; so far, it has not.

Valuations are still relatively tight in the developed world, with not much return premium being paid for uncertainty. The collapse of the Asian currencies and markets has created tremendous undervaluation in emerging markets and Yankee bonds, which are bonds issued by foreign governments, but sold in the U.S. and denominated in dollars. Risks have escalated, along with potential returns.

World economic growth prospects are not as encouraging as they were. The currency and market turmoil is taking its toll. "Disinflation" is now the optimistic word for product price trends. Thus, the inflationary pressure from tighter labor markets in North America is being offset by lower product prices worldwide. Except for Canada and a few minor adjustments in anticipation of the European Monetary Union, we should not see any meaningful tightening by central banks as long as the current uncertainty continues.

There is still ample liquidity to meet investment demands. Valuation levels on U.S. equities seem high, particularly as earnings growth is likely to slow. Yet lower bond yields provide powerful support and there are some good values now available in some parts of the world.

Other than not getting too close to the river, as the crocodiles still lurk, the current environment is still a good one for investing. However, a heightened sense of caution is in order.

Thanks again for investing with us.

    Sincerely,

/s/ Daniel J. Fuss

    Daniel J. Fuss
    President,
    Loomis Sayles Funds

[Photo of John F. Yeager, III]
     JOHN F. YEAGER, III

DEAR SHAREHOLDERS:

WHAT DOES IT TAKE FOR AN INVESTMENT MANAGEMENT FIRM TO CONTINUE TO BUILD ON PAST SUCCESS?

IT TAKES EXPERIENCE
Loomis Sayles Funds builds upon the experience of its adviser, Loomis, Sayles & Company, L.P., which has been investing for demanding institutional and high net worth clients for over seventy years. Loomis Sayles has been around long enough to see all the ups and the downs of the market - the crash of '29, the recession of '73-74, the crash of '87 - and we know how to respond in those markets. We invest for the long-term and employ methodologies which are time- tested. We don't go for the quick and easy return but take calculated risks, which we feel should generate favorable returns. We've learned that investing with an eye to the future, without fad techniques or "swinging for the fence", helps generate more consistent performance. Our Fund portfolio managers have an average of 20 years experience in the investment industry and over 8 years tenure with Loomis Sayles. Manager tenure on all but three of our Funds is "since inception."

IT TAKES A DISCIPLINED TEAM
Loomis Sayles is structured to take advantage of our institutional heritage. Our Fund portfolio managers also manage money for large, institutional clients who appreciate and demand the style consistency that follows from the disciplined investment approach we employ.

Our Fund portfolio managers rely on our Research Group, which is one of the largest in the business. We endeavor to provide superior investment performance by taking advantage of inefficiencies in the market uncovered through solid, unbiased fundamental research on companies and industries. Our firm commits approximately $13 million annually to our Research Group and our analysts are directly compensated for their long-term effectiveness. This is a place to build a career within Loomis Sayles, not a starting point on the way to becoming a portfolio manager.

IT TAKES GOOD MANAGEMENT
We offer our Funds with lower expense ratios and lower management fees than many other fund companies and that helps you maximize your investment dollar. Our portfolio managers look to keep expenses down by executing trades efficiently and seeking to keep our turnover rate low.

IT TAKES A WILLINGNESS TO LISTEN AND DELIVER MORE TO BUSINESS PARTNERS AND SHAREHOLDERS
At Loomis Sayles Funds, we listen to client and shareholder needs and respond to them with focused products, timely information and quality service. We believe this flexibility and responsiveness is paramount to providing viable solutions to client demands.

Loomis Sayles Funds can't guarantee returns based on past performance, but we can assure you that we've seen just about every kind of market that may come our way, we're structured to invest for the long term, we're committed to bottom up research and we won't be straying from our stated investment style. We'll be working harder for you - investing based on tried and true methods, offering additional fund choices, providing current information and business tools and improving our service delivery.

WHAT DOES IT TAKE FOR AN INVESTMENT MANAGEMENT FIRM TO REPLICATE PAST SUCCESS?

IT TAKES LOOMIS SAYLES FUNDS.

Thanks for investing with us.

    Sincerely,

/s/ John F. Yeager, III

    John F. Yeager, III
    President,
    Loomis Sayles Distributors, L.P.

THE LOOMIS SAYLES FUNDS ANNUAL REPORT
ECONOMIC AND MARKET OVERVIEW - 1997
--------------------------------------------------------------------------------

BOND MARKET OVERVIEW

The bond market was weak in the first quarter, due to a series of reports showing remarkable U.S. economic strength. The Federal Reserve Bank (the Fed) raised rates by .25% as expected, but not before market forces sent bond yields higher on their own. While economic growth continued in the second quarter, bonds reacted quite differently than they had earlier in the year. Subdued inflation numbers helped spark a rally lasting from April to July. Investors increasingly began to question the link between continued growth and rising inflation. Foreign investors, including the Japanese, created strong demand while supply was limited due to the Federal government's declining budget deficit.

In the middle of the third quarter, bond yields rose again, as investors refocused on a potential pickup in inflation and its negative effects on a fixed stream of income. Once again, it appeared that economic growth and the resulting historically low unemployment situation might ignite rising prices. On October 8th, testimony by Federal Reserve Chairman Alan Greenspan was interpreted by many as a sign that the Fed was poised to tighten the money supply. However, the economic and market crisis throughout Asia and some Latin American countries quickly altered that condition. Rather than raising interest rates to fight inflation, the Fed concerned itself with keeping liquidity in the market.

Long maturity bonds rallied in light of the prospects of slower worldwide economic growth and cheap imports. U.S. Treasury bonds became a "safe haven" for fearful domestic and global investors. For the year, U.S. government bonds as measured by the Lehman Brothers Government Bond Index gained 9.59%. The Lehman Brothers Government/Corporate Bond Index gained 9.76%, and the Merrill Lynch High Yield Bond Index gained 12.83%. For the U.S. based investor, home was a good place to be, as the U.S. bond market, after adjusting for currency changes, outperformed nearly all other global markets. Surprisingly, despite the effects of the fourth quarter on emerging markets debt, J.P. Morgan's Emerging Markets Bond Index gained 13% for the year.

LOOMIS SAYLES FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS TOTAL RETURN(1) vs. LIPPER CATEGORY(2)

                                                                          Global           High
                                                           Bond            Bond           Yield
                                                      --------------  --------------  --------------
ONE YEAR
    Loomis Sayles ..................................      12.69            2.31           11.39
    Lipper .........................................      10.08            3.00           12.96
    Rank ...........................................     6 of 102       71 of 139       136 of 181
    Percentile .....................................        6               51              75

THREE YEARS
    Loomis Sayles ..................................      17.93           13.39            N/A
    Lipper .........................................      11.31           10.27
    Rank ...........................................     1 of 63         17 of 96
    Percentile .....................................        1               18

FIVE YEARS
    Loomis Sayles ..................................      13.97            8.81            N/A
    Lipper .........................................       8.51            6.84
    Rank ...........................................     1 of 37         9 of 50
    Percentile .....................................        1               18

MODIFIED INCEPTION(3)
    Loomis Sayles ..................................      14.24            9.32           10.50
    Lipper .........................................       9.81            7.24           13.30
    Rank ...........................................     1 of 26         3 of 29        159 of 169
    Percentile .....................................        1               10              94

ACTUAL INCEPTION(4)
    Loomis Sayles ..................................      14.05            9.23           11.13

Note: Past performance is not predictive of future performance.

(1)  Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total returns shown reflect, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.

(2)  Lipper category total return represents the average total return for all funds in each Fund's corresponding investment category, as determined by Lipper Analytical Services. Rankings are based on the total return of each fund for the period from its modified inception relative to the total return of all funds in that Fund's corresponding investment category.*

LOOMIS SAYLES FIXED  INCOME FUNDS
------------------------------------------------------------------------------

   Intermediate       Investment
     Maturity            Grade       Municipal     Short-Term     U.S. Gov't
       Bond              Bond           Bond          Bond        Securities
-------------------  -------------  ------------  -------------  -------------

       6.43              14.51          9.83          7.14           12.74
       8.57              10.08          9.11          6.19           8.84
    190 of 195         1 of 102      43 of 235      13 of 101      5 of 180
        97                 1             18            13              3

        N/A               N/A           9.77          7.45           12.01
                                        9.65          6.74           9.23
                                     79 of 190      15 of 76       5 of 139
                                         42            20              4

        N/A               N/A           6.89          6.18           8.80
                                        6.84          5.49           6.31
                                     49 of 111       7 of 44        2 of 78
                                         44            16              3

       6.43              14.51          7.86          5.88           10.29
       8.57              10.08          7.69          5.30           7.46
    190 of 195         1 of 102       36 of 96       7 of 34        1 of 64
        97                 1             38            21              1

       6.43              14.51          7.89          5.88           10.28

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.

(4)  Actual Inception Dates:
        Bond Fund ..........................................  May 16, 1991
        Global Bond Fund ...................................  May 10, 1991
        High Yield Fund ..............................  September 11, 1996
        Intermediate Maturity Bond Fund ...............  December 31, 1996
        Investment Grade Bond Fund ....................  December 31, 1996
        Municipal Bond Fund ................................  May 29, 1991
        Short-Term Bond Fund .............................  August 3, 1992
        U.S. Government Securities Fund ....................  May 21, 1991
*Source: Lipper Analytical Services

LOOMIS SAYLES BOND FUND

--------------------------------------------------------------------------------
[Photo of Daniel J. Fuss]      [Photo of Kathleen C. Gaffney]
     DANIEL J. FUSS                 KATHLEEN C. GAFFNEY

PERFORMANCE SUMMARY

The bond market enjoyed a stellar year in 1997. Despite a surging domestic economy and historically low unemployment, inflation remained relatively benign throughout the year. Relative to its peers, the Loomis Sayles Bond Fund ranked 6th out of 102 funds in the Lipper BBB Rated Corporate Bond Fund universe. The Fund also remained comfortably ahead of the Lehman Brothers Government/Corporate Bond Index throughout the year posting a twelve month return of 12.69% versus 9.76% for the Index and 10.08% for the Lipper Average.

Cumulative Performance                            May 1991 to December 31, 1997
-------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997

                                                                     Since
                                        1 year   3 years   5 years Inception(a)
Loomis Sayles Bond Fund (Institutional) 12.69     17.93     13.97    14.24
Loomis Sayles Bond Fund (Retail)        12.36      NA        NA      12.36
Lipper Average BBB Rated Corporate
   Bond Fund(b)                         10.08     11.31      8.51     9.81
Lehman Brothers Government/Corp.
   Bond Index(c)                         9.76     10.43      7.61     8.66
-------------------------------------------------------------------------------


                    LOOMIS         LIPPER              LEHMAN
--------------------------------------------------------------------------------
As of 5/31/91       $10,000        $10,000             $10,000
6/30/91             $ 9,850        $ 9,970             $ 9,990
9/30/91             $10,520        $10,550             $10,560
12/31/91            $10,930        $11,140             $11,130
3/31/92             $11,290        $11,030             $10,960
6/30/92             $11,840        $11,470             $11,400
9/30/92             $12,400        $12,040             $11,960
12/31/92            $12,490        $12,040             $11,970
3/31/93             $13,450        $12,670             $12,530
6/30/93             $14,160        $13,080             $12,900
9/30/93             $14,790        $13,550             $13,330
12/31/93            $15,270        $13,580             $13,290
3/31/94             $15,040        $13,130             $12,880
6/30/94             $14,610        $12,880             $12,720
9/30/94             $14,870        $12,980             $12,780
12/31/94            $14,650        $12,960             $12,830
3/31/95             $15,730        $13,580             $13,460
6/30/95             $17,410        $14,530             $14,340
9/30/95             $18,160        $14,880             $14,610
12/31/95            $19,330        $15,580             $15,290
3/31/96             $19,140        $15,260             $14,940
6/30/96             $19,450        $15,330             $15,010
9/30/96             $20,210        $15,660             $15,270
12/31/96            $21,320        $16,220             $15,740
3/31/97             $21,270        $16,100             $15,600
6/30/97             $22,510        $16,750             $16,170
9/30/97             $23,900        $17,380             $16,740
12/31/97            $24,024        $17,822             $17,273

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
Higher quality corporate bonds and longer Treasuries were among the strongest performers in 1997. This was fueled in part by the Federal Reserve Bank's decision to stand pat on interest rates for the latter part of the year as well as a "flight to quality" that occurred as a result of the Asian financial crisis that rocked global markets in mid October. Among corporate bonds, industrials had a strong year boosted by the cable/media and tobacco sectors. Interest rates declined sharply across the board, particularly on the long end of the yield curve. The 30-year Treasury yield began the year at 6.64%, rose slightly after an interest rate hike in March, then fell steadily ending the year at 5.92%.

There was a stark contrast between the first and second halves of 1997 for emerging market debt. What began as a promising year ended with disappointing results as several Southeast Asian countries had their sovereign debt rating downgraded from investment grade to speculative status. Some bright spots included Latin American debt such as Argentinian and Brazilian Brady bonds as well as select Mexican credits. Structural reforms in Southeast Asia have helped in stabilizing the region and, over the long-term, we believe the prospects for growth remain positive.

PORTFOLIO POSITIONING
Concerns of an impending tightening by the Federal Reserve Bank have abated and the emphasis has shifted towards a more deflationary trend in global markets. This bodes well for the fixed income markets. The Fund remains well structured for the current environment offering good yield advantage, call protection, and a moderate degree of international exposure.

/s/ Daniel J. Fuss                      /s/ Kathleen C. Gaffney

    Daniel J. Fuss                          Kathleen C. Gaffney

LOOMIS SAYLES GLOBAL BOND FUND
-------------------------------------------------------------------------------
[Photo of E. John deBeer]
    E. JOHN DEBEER

PERFORMANCE SUMMARY
The Loomis Sayles Global Bond Fund returned 2.31% in 1997, outpacing the 0.23% return for the Salomon Brothers World Government Bond Index. This ranks the Fund 71 out of the 139 funds in the Lipper General World Income Fund category for the year, and high up in the rankings for the three and five year periods (17th out of 96 funds and 9th out of 50 funds, respectively).

PORTFOLIO REVIEW
The Fund's performance for the year benefited from our hedging actions. During the year the Fund had almost no Yen exposure, and we hedged some of the European currency exposure back into the U.S. dollar, leaving only about 20% of the portfolio in unhedged European currencies. Given the strength of the U.S. dollar during the year, this helped performance.

Cumulative Performance                          May 1991 to December 31, 1997
-------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997

                                                                     Since
                                        1 year   3 years   5 years Inception(a)
Loomis Sayles Global Bond Fund
 (Institutional)                         2.31     13.39      8.81     9.32
Loomis Sayles Global Bon Fund (Retail)   2.04      NA        NA       2.04
Lipper Average General World
   Income Fund(b)                        3.00     10.27      6.84     7.24
Salomon Brothers World Government
   Bond Index(c)                         0.23      7.33      7.46     8.85
-------------------------------------------------------------------------------


                    LOOMIS         LIPPER              SB World
--------------------------------------------------------------------------------
As of 5/31/91       $10,000        $10,000             $10,000
6/30/91             $ 9,560        $ 9,830             $ 9,900
9/30/91             $10,530        $10,450             $10,710
12/31/91            $11,690        $10,940             $11,560
3/31/92             $11,110        $10,750             $11,170
6/30/92             $12,040        $11,220             $11,920
9/30/92             $11,850        $11,360             $12,660
12/31/92            $11,790        $11,330             $12,200
3/31/93             $12,360        $11,860             $12,850
6/30/93             $12,390        $12,290             $13,220
9/30/93             $13,190        $12,720             $13,950
12/31/93            $13,510        $13,090             $13,820
3/31/94             $13,010        $12,410             $13,820
6/30/94             $12,190        $12,120             $13,910
9/30/94             $12,160        $12,250             $14,070
12/31/94            $12,330        $12,150             $14,140
3/31/95             $11,970        $12,660             $15,690
6/30/95             $13,110        $13,380             $16,520
9/30/95             $14,180        $13,660             $16,350
12/31/95            $15,280        $14,310             $16,830
3/31/96             $15,400        $14,230             $16,520
6/30/96             $16,150        $14,540             $16,580
9/30/96             $16,790        $15,100             $17,040
12/31/96            $17,570        $15,770             $17,440
3/31/97             $17,490        $15,450             $16,720
6/30/97             $18,200        $15,910             $17,230
9/30/97             $18,550        $16,290             $17,450
12/31/97            $17,979        $16,306             $17,482

Note: Past performance is not predictive of future performance.
(a): Inception date of the Institutional Class of shares is May 10, 1991.
     Since Lipper and Salomon Brothers World Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Salomon Brothers World Government Bond Index is a capitalization- weighted index which tracks the performance of 14 government bond markets. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

Our exposure to the markets of Asia, Latin America, Canada and New Zealand dampened performance in the fourth quarter.

Portfolio duration did not stray far from 6.5 years during the year. Average portfolio quality remained at A or higher, as is customary for the Fund. During the year we increased the Australian, New Zealand and Canadian positions to 20% of the Fund, due to the continuing strength of their fiscal situations. We continued to keep the currencies for these countries unhedged because we believe the long-term case for them remains strong even though the notable strength of the U.S. dollar hurt their relative performance in the fourth quarter.

PORTFOLIO POSITIONING
At year end, the Fund's average portfolio quality was A, and duration was 6.5 years. Approximately 42% of the portfolio was in European bonds (mostly Germany) and in December we removed all European hedges, since we believe the European currencies are somewhat undervalued. We have deliberately purchased Asian securities because we believe the financial market turmoil has produced some excellent opportunities for value. At year end, the Pacific Rim was 26.7% of the portfolio, Japan 4.7%, Australia 9.3% and New Zealand 2.2%. Bonds (in US$) of governments and companies in Korea, Thailand and the Philippines comprised 10.5% of the Fund.

/s/ E. John deBeer

    E. John deBeer

LOOMIS SAYLES HIGH YIELD FUND
-------------------------------------------------------------------------------
[Photo of Daniel J. Fuss]          [Photo of Kathleen C. Gaffney]
     DANIEL J. FUSS                     KATHLEEN C. GAFFNEY

PERFORMANCE SUMMARY
The high yield market enjoyed its third consecutive year of solid returns. Demand continued to be strong as the yield spreads on high yield issues narrowed versus higher quality securities despite a record amount of new issuance. The Fund moderately underperformed its benchmark, the Merrill Lynch High Yield Master Index, posting a 11.39% return for the year versus the Index's 12.83% return.

Cumulative Performance                      September 1996 to December 31, 1997
-------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997

                                                                 Since
                                                       1 year   Inception(a)

Loomis Sayles High Yield Fund (Institutional)          11.39      10.50
Loomis Sayles High Yield Fund (Retail)                 11.17      11.17
Lipper Average High Current Yield Fund(b)              12.96      13.30
Merrill Lynch High Yield Master Index(c)               12.83      13.59
-------------------------------------------------------------------------------


                    LOOMIS         LIPPER           MERRILL LYNCH
--------------------------------------------------------------------------------
As of 9/30/96       $10,000        $10,000             $10,000
12/31/96            $10,170        $10,330             $10,390
3/31/97             $10,150        $10,370             $10,500
6/30/97             $10,760        $10,920             $11,000
9/30/97             $11,660        $11,500             $11,430
12/31/97            $11,330        $11,670             $11,730

Note: Past performance is not predictive of future performance.
(a): Inception date of the Institutional Class of shares is September 11, 1996. Since Lipper and Merrill Lynch High Yield Master Index performance data is not available coincident with this date, comparative performance is presented from September 30, 1996. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
Within the U.S. high yield market, telecommunications issues were strong performers for the year. Allocations to issues such as TCI, Nextel Communications, Century Communications and other well known corporate issues including Kmart and Apple, added significant value to the portfolio over the year. The utility sector also performed well, and the Fund benefited from its holdings in preferred issues. The Fund's allocation to convertible bonds (21.2% of the portfolio as of 12/31/97) hampered performance during the fourth quarter, as volatility in the equity markets lowered the appeal of these securities. Our exposure to Yankee issues also proved to be a drag on performance as the Asian financial markets fell in October and it became apparent that a quick turnaround would be unlikely.

PORTFOLIO POSITIONING
At year end, the Fund was diversified across 98 issues, with a concentration in Yankee bonds and the industrial sector. Despite the most recent market setback leading to price deterioration in Southeast Asia, and to a lesser extent in other emerging market issues, we believe the long-term outlook for these positions is positive. The possibility of the Federal Reserve Bank lowering interest rates in 1998 may bode well for the high yield market. As rates move lower, there may be continued demand for higher yielding securities.

We will continue to look for attractive investment opportunities both in the U.S. and abroad to maintain the diversity of the Fund and maximize total return.

/s/ Daniel J. Fuss                         /s/ Kathleen C. Gaffney

    Daniel J. Fuss                             Kathleen C. Gaffney

LOOMIS SAYLES INTERMEDIATE MATURITY BOND FUND
-------------------------------------------------------------------------------
[Photo of Anthony J. Wilkins]
     ANTHONY J. WILKINS

PERFORMANCE SUMMARY
The fixed income markets enjoyed another strong year in 1997. Despite a surging U.S. economy and historically low unemployment, inflation remained benign throughout the year. The Loomis Sayles Intermediate Maturity Bond Fund posted weak returns in its first year of operations, due primarily to a difficult fourth quarter. The Fund's 6.43% annual return lagged the 7.87% return of the Lehman Brothers Government/Corporate Intermediate Bond Index.

Cumulative Performance                     December 1996 to December 31, 1997
-------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997

                                                                     Since
                                                                  Inception(a)
Loomis Sayles Intermediate Maturity Bond Fund (Institutional)         6.43
Loomis Sayles Intermediate Maturity Bond Fund (Retail)                6.24
Lipper Average Intermediate Investment Grade Bond Fund(b)             8.57
Lehman Brothers Government/Corp. Intermediate Bond Index(c)           7.87
-------------------------------------------------------------------------------


                    LOOMIS         LIPPER              LEHMAN
--------------------------------------------------------------------------------
As of 12/31/96       $10,000        $10,000             $10,000
3/31/97              $ 9,990        $ 9,940             $ 9,990
6/30/97              $10,340        $10,280             $10,280
9/30/97              $10,630        $10,600             $10,560
12/31/97             $10,640        $10,860             $10,790


Note: Past performance is not predictive of future performance.
(a): Inception date for the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/ Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
U.S. intermediate corporate bonds within the industrial sector were strong performers during 1997. The Fund's telecommunication issues were clear winners and the portfolio benefited from holdings in Cox Communications, TCI and 360 Communications. Holdings in Time Warner and RJR Nabisco also played a positive role in returns for the Fund. Intermediate Treasuries closed out the year with strong returns due to a "flight to quality" that occurred as a result of the Asian financial crisis in October. Throughout the first three quarters of the year, the Fund remained ahead of its benchmark and within the top third of the funds in the Lipper Intermediate Investment Grade Bond category. However, in the fourth quarter the Asian crisis had a negative impact on the Fund's exposure to Yankee bonds from a variety of countries, resulting in weak returns for the year.

PORTFOLIO POSITIONING
As of 12/31/97, the Fund was diversified across 40 issues, with a yield to maturity of 7.48%. Sector weightings continue to be focused in industrial, finance, Yankee, and more recently government/agency issues to take advantage of declining yields in the Treasury market. Despite the most recent market setback, we believe the long-term outlook for the Yankee issues in the portfolio remains positive.

We will continue to cautiously buy into today's volatile markets, searching for issues we believe to be undervalued with strong fundamentals to maximize total return.

/s/ Anthony J. Wilkins

    Anthony J. Wilkins

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------------------
[Photo of Daniel J. Fuss]
    DANIEL J. FUSS

PERFORMANCE SUMMARY
In its first full year in existence, the Investment Grade Bond Fund posted stellar results, returning 14.51%, ranking it first among the 102 funds in the Lipper BBB Rated Corporate Bond Fund category. The Fund also significantly outperformed the 9.76% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index.

Although 1997 may long be remembered for the "Asian Flu" that spread through global financial markets in late October, we should not lose sight of the fact that 1997 was a banner year across the board for fixed income markets. The economy enjoyed the best of both worlds, with strong growth, higher consumer demand and very few signs of inflationary pressures. In addition, we also experienced historically low unemployment. All of this boded well for the investment grade market, which received an added boost from the "flight to quality" that took place following the volatility in Southeast Asia.

Cumulative Performance                     December 1996 to December 31, 1997
--------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                 Since
                                                              Inception(a)
Loomis Sayles Investment Grade Bond Fund (Institutional)        14.51
Loomis Sayles Investment Grade Bond Fund (Retail)               14.29
Lipper Average BBB Rated Corporate Bond Fund(b)                 10.08
Lehman Brothers Government/Corp. Bond Index(c)                   9.76


                            Loomis         Lipper           Lehman
--------------------------------------------------------------------------------
AS OF 12/31/96              10,000         10,000           10,000
PERIOD ENDED
 3/31/97                    09,940         09,920           09,910
 6/30/97                    10,600         10,330           10,270
 9/30/97                    11,280         10,720           10,630
12/31/97                    11,450         11,010           10,980


Note: Past performance is not predictive of future performance.
(a): Inception date for the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
The Fund's allocation to long Treasuries contributed to its success, as yields declined considerably throughout the year, particularly on the long end of the curve. Among corporate bonds, industrial securities led the way boosted by the strong performance of the cable/media and tobacco sectors. Yankee bonds slightly underperformed in 1997, which can be attributed to the uncertainty in Southeast Asia and the subsequent action taken by Moody's Investor Services and Standard and Poor's, when they downgraded the sovereign debt ratings of Korea, Indonesia and Thailand to speculative status. Select convertibles added to the Fund's total return, buoyed by another successful year in the equity markets.

PORTFOLIO POSITIONING
The fears of inflation that persisted throughout 1997 have quickly abated and discussions have now turned to the deflationary effect that might occur as a result of the turmoil in Southeast Asia and the continued strength of the U.S. dollar. The Fund's quality profile remains higher than normal as we wait to see how the situation abroad plays out. While we do not attempt to time the future direction of interest rates, the Fund's strategy continues to focus on long, call protected bonds offering strong yield advantage.

/S/ Daniel J. Fuss
-------------------------
Daniel J. Fuss

LOOMIS SAYLES MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[Photo of Martha F. Hodgman]
MARTHA F. HODGMAN

PERFORMANCE SUMMARY

The Loomis Sayles Municipal Bond Fund turned in strong performance in 1997. The Fund returned 9.83% for the year, surpassing the Lehman Brothers Municipal Bond Index's return of 9.19% and the Lipper General Municipal Bond Fund Average return of 9.11%. The Fund placed in the top quartile of general municipal bond funds with a ranking of 43 out of 235 funds. The Fund outdistanced the Lipper average for much of the year, lagging only slightly in the first quarter, when our longer duration strategy worked against us due to rising interest rates.

Cumulative Performance                        May 1991 to December 31, 1997
-------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                     Since
                                        1 year   3 years   5 years Inception(a)
Loomis Sayles Municipal Bond Fund        9.83      9.77      6.89     7.86
Lipper Average General Municipal Bond
   Fund(b)                               9.11      9.65      6.84     7.69
Lehman Brothers Municipal
   Bond Index(c)                         9.19     10.23      7.36     8.05

                       LOOMIS               LIPPER             LEHMAN
AS OF 5/31/91           10,000               10,000             10,000
PERIOD ENDED

 6/30/91                10,010               09,970             09,990
 9/30/91                10,420               10,370             10,380
12/31/91                10,780               10,730             10,730
 3/31/92                10,780               10,740             10,760
 6/30/92                11,240               11,200             11,170
 9/30/92                11,540               11,450             11,460
12/31/92                11,790               11,680             11,670
 3/31/93                12,180               12,150             12,110
 6/30/93                12,630               12,560             12,500
 9/30/93                13,070               12,990             12,920
12/31/93                13,150               13,130             13,110
 3/31/94                12,420               12,410             12,390
 6/30/94                12,580               12,480             12,520
 9/30/94                12,610               12,540             12,610
12/31/94                12,440               12,340             12,430
 3/31/95                13,260               13,220             13,310
 6/30/95                13,500               13,490             13,630
 9/30/95                13,830               13,820             14,020
12/31/95                14,500               14,480             14,600
 3/31/96                14,230               14,220             14,420
 6/30/96                14,280               14,300             14,530
 9/30/96                14,600               14,620             14,870
12/31/96                14,980               14,960             15,240
 3/31/97                14,900               14,890             15,210
 6/30/97                15,440               15,400             15,730
 9/30/97                15,100               15,860             16,210
12/31/97                16,460               16,310             16,650

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Municipal Bond Fund is May 29, 1991. Since Lipper and Lehman Brothers Municipal Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.

(b):  Source: Lipper Analytical Services.

(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligations bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

PORTFOLIO REVIEW

The Fund's positive performance was largely attributable to our exposure to long maturity non-callable bonds and long discount bonds, as well as lower rated securities. In 1997, credit spreads narrowed dramatically. For example, at the beginning of the year, New York City (Baa1/BBB+) bond yields were trading at 1% more than AAA securities, but by year end the same securities were trading at only 0.40% over AAA bonds. Over the last few years the spread between insured AAA municipals and uninsured AAA issues has narrowed from between 0.15% to 0.20% to just 0.10% at the end of 1997. Investors were willing to pay higher prices to avoid the risk of reinvesting their money at lower rates in the future.

Structure became very important as the bond rally continued. Long-term non-callable bonds, bonds that could not be retired prior to their stated maturity date, traded at yields similar to those of AAA issues at year end, independent of the level of their ratings.

PORTFOLIO POSITIONING

In 1998, we plan to continue our strategy of remaining fully invested. We anticipate that the economy will continue to grow with limited inflation, which implies stable to declining interest rates. Our non-callable and call protected issues should be a benefit in this environment. As always, we will continue to seek undervalued securities with attractive structures.

/s/ Martha F. Hodgman

Martha F. Hodgman

LOOMIS SAYLES SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[Photo of John Hyll]

JOHN HYLL

PERFORMANCE

For the year ending December 31, 1997, the Loomis Sayles Short Term Bond Fund achieved a total return of 7.14%, outpacing the Lehman Brothers 1-3 Year Government/Corporate Bond Index's total return of 6.66% and the 6.19% return for the average fund in the Lipper Short Investment Grade Bond Fund Category.

PORTFOLIO REVIEW

The Fund's longer average maturity positively affected performance during 1997 as yields declined throughout the year. A heavy weighting in corporate bonds also added value as yield spreads narrowed for most of 1997. The Fund's lack of exposure to foreign or Yankee bonds proved beneficial as these sectors were hurt during the fourth quarter as economic difficulties developed in Southeast Asia.

Cumulative Performance                     August 1992 to December 31, 1997
-------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                     Since
                                        1 year   3 years   5 years Inception(a)
Loomis Sayles Short-Term Bond
  Fund (Inst.)                            7.14      7.45      6.18     5.88
Loomis Sayles Short-Term Bond
  Fund (Retail)                           6.87       NA        NA      6.87
Lipper Average Short Inv. Grade
   Bond Fund(b)                           6.19      6.74      5.49     5.30
Lehman Brothers Municipal 1-3 Year
   Gov't/Corp. Bond Index(c)              6.66      7.56      5.72     5.58


                        LOOMIS               LIPPER             LEHMAN
AS OF 8/31/92           10,000               10,000             10,000

10/31/92                09,920               09,940             09,940

11/30/92                09,880               09,960             09,930


PERIOD ENDED
12/31/92                09,950               10,030             10,020
 3/31/93                10,260               10,310             10,240
 6/30/93                10,400               10,470             10,350
 9/30/93                10,550               10,660             10,490
12/31/93                10,630               10,790             10,560
 3/31/94                10,590               10,720             10,510
 6/30/94                10,610               10,700             10,510
 9/30/94                10,770               10,800             10,610
12/31/94                10,820               10,780             10,610
 3/31/95                11,180               11,070             10,970
 6/30/95                11,520               11,440             11,310
 9/30/95                11,680               11,610             11,480
12/31/95                11,970               11,900             11,770
 3/31/96                11,990               11,940             11,810
 6/30/96                12,080               12,060             11,930
 9/30/96                12,230               12,260             12,130
12/31/96                12,530               12,490             12,360
 3/31/97                12,580               12,570             12,440
 6/30/97                12,890               12,840             12,720
 9/30/97                13,200               13,010             12,780
12/31/97                13,430               13,250             13,230

[Graphic Omitted]

Note: Past performance is not predictive of future performance.
(a): Inception date of the Institutional Class of shares is August 3, 1992.

          Since Lipper and Lehman Brothers 1-3 Year Government/Corporate Bond Index performance data is not available coincident with this date, comparative performance is presented from August 31, 1992. Inception date of the Retail Class of shares is December 31, 1996.

(b):      Source: Lipper Analytical Services.

(c): Lehman Brothers 1-3 Year Government/Corporate Bond Index consists of fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. Gov't issues. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO POSITIONING

As of December 31, 1997, the Fund is positioned with 65% in corporates, 8% in mortgages, 4% in asset backed securities and 23% in U.S. Treasuries. The average maturity is 2.8 years, which is on the longer end of its three-year maturity limit. The average yield-to-maturity is 6.2%.

We have positioned the Fund to take advantage of moderate economic growth and low inflationary pressures. Continued emphasis will be placed on asset selection to enhance yield and provide the potential for capital appreciation.

/s/ John Hyll

John Hyll

LOOMIS SAYLES U.S. GOVERNMENT
SECURITIES FUND

--------------------------------------------------------------------------------
[Graphic Omitted]

KENT P. NEWMARK

PERFORMANCE SUMMARY

1997 proved to be another excellent year for the Loomis Sayles U.S. Government Securities Fund. The Fund was up 12.74% vs. the Lipper Average General U.S. Government Bond Fund's 8.84% return and the Lehman Brothers Government Bond Index's 9.59% return. For the one year period ending 12/31/97, the Fund ranked 5th out of the 180 funds in the Lipper Category. Falling interest rates were the driving force behind our performance.

Cumulative Performance                     May 1991 to December 31, 1997
-------------------------------------------------------------------------------
Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                     Since
                                        1 year   3 years   5 years Inception(a)
Loomis Sayles U.S. Government
  Securities Fund                        12.74     12.01      8.80    10.29
Lipper Average General U.S. Gov't
   Bond Fund(b)                           8.84      9.23      6.31     7.46
Lehman Brothers Government
   Bond Index(c)                          9.59     10.05      7.34     8.39


                        LOOMIS               LIPPER              LEHMAN
AS OF 5/31/91           10,000               10,000              10,000
PERIOD ENDED

06/31/91                09,970               09,970              09,990
 9/30/91                10,690               10,540              10,560
12/31/91                11,490               11,070              11,120
 3/31/92                11,110               10,880              10,930
 6/30/92                11,590               11,270              11,360
 9/30/92                12,400               11,720              11,920
12/31/92                12,500               11,750              11,920
 3/31/93                13,220               12,160              12,460
 6/30/93                13,830               12,470              12,820
 9/30/93                14,600               12,770              13,240
12/31/93                14,470               12,730              13,200
 3/31/94                13,710               12,330              12,800
 6/30/94                13,330               12,090              12,650
 9/30/94                13,320               12,110              12,710
12/31/94                13,560               12,120              12,750
 3/31/95                14,330               12,670              13,350
 6/30/95                15,370               13,370              14,180
 9/30/95                15,840               13,610              14,430
12/31/95                16,680               14,180              15,090
 3/31/96                15,900               13,840              14,750
 6/30/96                15,910               13,850              14,820
 9/30/96                16,190               14,070              15,070
12/31/96                16,900               14,460              15,510
 3/31/97                16,490               14,340              15,380
 6/30/97                17,350               14,840              15,910
 9/30/97                18,250               15,300              16,450
12/31/97                19,060               15,740              16,990



Note:     Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles U.S. Government Securities Fund is May 21, 1991.

          Since Lipper and Lehman Brothers Government Bond Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991.

(b):      Source: Lipper Analytical Services

(c): Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

PORTFOLIO REVIEW

Philosophically, the Fund has maintained a duration longer than most of its competitors, and therefore was in a good position to capitalize on the bond market rally that began in April and ran until December with only short interruptions. The Fund had an effective duration of approximately 9 years at the end of 1996 and ended 1997 with a duration of 9.2 years. As interest rates declined, we shortened duration and invested in GNMA Pass-throughs and Treasury Inflation Indexed Notes. The latter sector underperformed the Government sector of the market, but the Fund's 43% weighting in long Treasuries more than compensated for that shortfall. The majority of the Fund's holdings are call protected, and we feel the remaining holdings offer attractive yield tradeoffs vs. call risk. We believe this is even more important given the reinvestment risk that bonds with low ratings present.

PORTFOLIO POSITIONING

While we expect to continue the long duration bias of the portfolio during 1998, we are cautious about extending durations significantly further. When the turmoil in Asia subsides, investors may turn their attention to the U.S. economy. Our current view is that the U.S. economy is moderately strong, with possible wage inflation in the wind. This could lead to weakness in the bond market, making it difficult to produce returns of the same magnitude as 1997.


/s/ Kent P. Newmark

Kent P. Newmark

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
Portfolio of Investments -- as of December 31, 1997
                                                                      Face
                                                                     Amount            Value (a)
-----------------------------------------------------------------------------------------------------
Bonds And Notes -- 94.4% of Total Net Assets
NON-CONVERTIBLE BONDS -- 87.2%
Airlines -- 0.3%
  NWA Trust, 9.360%, 3/10/06 ........................                $    773,100      $      859,277
  United Airlines Pass Thru, 7.870%, 1/30/19 ........                   2,350,000           2,533,465
                                                                                       --------------
                                                                                            3,392,742
                                                                                       --------------
Banking & Finance -- 0.6%
  First Union Institutional Trust, 7.850%, 1/01/27 ..                   2,000,000           2,068,700
  First Union Institutional Trust, 8.040%, 12/01/26 .                   5,000,000           5,322,740
                                                                                       --------------
                                                                                            7,391,440
                                                                                       --------------
Broadcasting -- 0.1%
  CBS, Inc., 7.125%, 11/01/23 .......................                   1,435,000           1,301,976
                                                                                       --------------
Canadian -- 19.9%
  Canadian Government, Zero Coupon Bond,
    6/01/21 .........................................  CAD            115,650,000          20,037,746
  Canadian Government, Zero Coupon Bond,
    6/01/22 .........................................  CAD             11,050,000           1,801,748
  Canadian Government, Zero Coupon Bond,
    6/01/25 .........................................  CAD            302,435,000          41,453,732
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) (b) ........  CAD             40,000,000          17,844,022
  International Semi-Tech Corp., Zero Coupon Bond,
     8/15/03 (step to 11.500% on 8/15/00) (b) .......  USD             11,750,000           4,230,000
  Province of Alberta, 5.930%, 9/16/16 ..............  CAD             18,850,000          13,300,063
  Province of British Columbia, Zero Coupon Bond,
    8/23/13 .........................................  CAD             33,000,000           8,765,823
  Province of British Columbia, Zero Coupon Bond,
    6/09/14 .........................................  CAD             10,000,000           2,522,655
  Province of British Columbia, Zero Coupon Bond,
    9/05/20 .........................................  CAD             54,528,000           9,317,895
  Province of British Columbia, Zero Coupon Bond,
    6/09/22 .........................................  CAD             88,956,000          13,626,163
  Province of British Columbia, Zero Coupon Bond,
    8/19/22 .........................................  CAD             25,037,000           3,789,583
  Province of British Columbia, Zero Coupon Bond,
    9/08/23 .........................................  CAD             37,950,000           5,430,458
  Province of British Columbia, Zero Coupon Bond,
    8/23/24 .........................................  CAD            122,250,000          16,322,242
  Province of British Columbia, Zero Coupon Bond,
    11/19/27 ........................................  CAD             40,600,000           4,481,185
  Province of British Columbia, 7.875%, 11/30/23 ....  CAD              1,250,000           1,044,181
  Province of British Columbia, 8.000%, 9/08/23 .....  CAD              7,000,000           6,008,327
  Province of Manitoba, Zero Coupon Bond,
    7/22/13 .........................................  CAD              2,500,000             659,686
  Province of Manitoba, Zero Coupon Bond,
    3/05/31 .........................................  CAD             34,600,000           3,067,646
  Province of Manitoba, 6.500%, 9/22/17 .............  CAD             34,300,000          25,120,451
  Province of Manitoba, 7.750%, 12/22/25 ............  CAD             39,245,000          33,258,219
  Province of Ontario, Zero Coupon Bond, 7/13/22 .     CAD             13,000,000           1,936,855
  Province of Saskatchewan, Zero Coupon Bond,
    4/10/14 .........................................  CAD             19,000,000           4,848,885
  Province of Saskatchewan, 8.750%, 5/30/25 .........  CAD             11,735,000          10,876,462
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 2/04/22 .......................  CAD              2,350,000             364,245
  Province of Saskatchewan (Certificate of Deposit),
    Zero Coupon Bond, 5/30/25 .......................  CAD             25,055,000           3,147,107
  Rogers Cablesystems Ltd., 9.650%, 1/15/14 .........  CAD              6,150,000           4,647,843
                                                                                       --------------
                                                                                          257,903,222
                                                                                       --------------
Communications -- 1.8%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b)                        $  14,810,000           9,108,150
  Century Communications Corp., 8.375%, 11/15/17                        5,000,000           4,625,000
  US West Capital Funding, Inc., 7.900%, 2/01/27 ....                   9,035,000           9,887,362
                                                                                       --------------
                                                                                           23,620,512
                                                                                       --------------
Computers -- 1.8%
  Apple Computer, Inc., 6.500%, 2/15/04 .............                  14,945,000          12,404,350
  Seagate Technology, Inc., 7.875%, 3/01/17 .........                  10,000,000          10,401,200
  Streamlogic Corp., 14.000%, 10/07/98 (c) (d) ......                     139,170              41,751
                                                                                       --------------
                                                                                           22,847,301
                                                                                       --------------
Electronics -- 1.7%
  Pioneer Standard Electronics, Inc., 8.500%,
    8/01/06 .........................................                   1,000,000           1,059,585
  Westinghouse Electric Corp., 7.875%, 9/01/23 ......                  20,350,000          20,388,868
                                                                                       --------------
                                                                                           21,448,453
                                                                                       --------------
Entertainment -- 4.1%
  Time Warner Entertainment Co., 7.570%, 2/01/24                       27,170,000          28,423,895
  Time Warner Entertainment Co., 8.050%, 1/15/16                        7,825,000           8,452,252
  Time Warner Entertainment Co., 8.375%, 3/15/23                       14,160,000          16,159,109
                                                                                       --------------
                                                                                           53,035,256
                                                                                       --------------
Environmental Services -- 0.1%
  Envirotest Systems Corp., 9.625%, 4/01/03 .........                $  2,025,000           1,944,000
                                                                                       --------------
Food & Beverage -- 0.4%
  Borden, Inc., 7.875%, 2/15/23 .....................                   5,500,000           5,533,990
                                                                                       --------------
Foreign Government/Agency -- 9.0%
  BCO Central Costa Rica, 6.250%, 5/21/10 ...........  USD              3,200,000           2,720,000
  Escom, 11.000%, 6/01/08 ...........................  ZAR             26,500,000           4,593,455
  Petroleos Mexicanos, 9.500%, 9/15/27 ..............  USD              9,300,000           9,137,250
  Petroleos Mexicanos, Medium Term, 8.625%,
    12/01/23 (e) ....................................  USD              3,100,000           2,914,000
  Republic of Argentina, 6.688%, 3/31/05 (f) ........  USD              1,128,000           1,008,206
  Republic of Argentina, 9.750%, 9/19/27 ............  USD              8,650,000           8,269,400
  Republic of Brazil C Bond, 8.000%, 4/15/14 (g) ....  USD             27,423,253          21,527,254
  Republic of Brazil, 10.125%, 5/15/27 ..............  USD             42,481,000          39,825,937
  Republic of Ecuador, 6.688%, 2/27/15 (f) (g) ......  USD              6,069,258           3,740,484
  Republic of South Africa, 12.000%, 2/28/05 ........  ZAR             19,000,000           3,605,221
  Republic of South Africa, 12.500%, 12/21/06 .......  ZAR             32,450,000           6,197,940
  Republic of South Africa, 13.500%, 9/15/15 ........  ZAR             14,850,000           2,985,071
  Republic of Venezuela, 9.250%, 9/15/27 ............  USD             11,000,000           9,806,500
                                                                                       --------------
                                                                                          116,330,718
                                                                                       --------------
Foreign Issuer -- 7.5%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 .........                $  7,550,000           6,020,370
  Bangkok Bank Public Co. Ltd., 8.250%,
    3/15/16 (e) .....................................                   5,175,000           3,981,800
  Bangkok Bank Public Co. Ltd., 8.375%,
    1/15/27 (e) .....................................                  27,575,000          17,372,250
  Espirito Santo-Escelsa, 10.000%, 7/15/07 (e) ......                   2,000,000           1,780,000
  Export Import Bank of Korea, 6.375%, 2/15/06 ......                   1,000,000             760,000
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 (e) .......                   4,000,000           2,840,000
  Industrial Finance Corp. of Thailand, 7.375%,
    1/14/07 (e) .....................................                     500,000             389,695
  Korea Development Bank, 7.125%, 9/17/01 ...........                   2,500,000           2,095,600
  Korea Electric Power Corp., 6.750%, 8/01/27 .......                   1,500,000           1,185,000
  Korea Electric Power Corp., 7.000%, 2/01/27 .......                   1,500,000           1,044,240
  Korea Electric Power Corp., 7.750%, 4/01/13 .......                   2,000,000           1,520,000
  Perez Companc SA, 8.125%, 7/15/07 (e) .............                   3,590,000           3,455,375
  Philippine Long Distance Telephone Co., 8.350%,
    3/06/17 .........................................                   4,950,000           4,096,125
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27 (e) ....................................                  15,000,000          12,000,000
  Pindo Deli Finance Mauritius Ltd., 11.750%,
    10/01/17 (e) ....................................                   1,500,000           1,290,000
  Pycsa Panama SA, 10.280%, 12/15/12 (e) ............                   2,000,000           1,896,600
  Quezon Power Philippines Co., 8.860%, 6/15/17 .....                     250,000             211,650
  Samsung Electronics Co. Ltd., 7.450%,
    10/01/02 (e) ....................................                   1,500,000           1,167,450
  Samsung Electronics Co. Ltd., 7.700%,
    10/01/27 (e) ....................................                  12,500,000           8,625,000
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02                        1,000,000             850,000
  Tata Electric Co., 8.500%, 8/19/17 (e) ............                   9,000,000           8,024,940
  TFM SA de CV, Zero Coupon Bond, 6/15/09
    (step to 11.750% on 6/15/02) (b) (e) ............                   7,150,000           4,433,000
  Tjiwi Kimia Finance Mauritius Ltd., 10.000%,
    8/01/04 (e) .....................................                   7,500,000           6,281,250
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 (e) ....................................                   4,400,000           2,288,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 (e) ....................................                   7,075,000           3,537,500
                                                                                       --------------
                                                                                           97,145,845
                                                                                       --------------
Government Agencies -- 4.4%
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07 ..................................  NZD             84,250,000          24,473,124
  Federal National Mortgage Association, 5.000%,
    9/25/22 .........................................  USD              1,000,000             927,500
  Federal National Mortgage Association, 6.000%,
    11/25/08 (g) ....................................  USD              3,734,969           3,521,366
  International Bank of Reconstruction & Development,
    8.000%, 5/23/07 .................................  NZD             19,000,000          11,299,722
  International Bank of Reconstruction & Development,
    Zero Coupon Bond, 8/20/07 .......................  NZD             55,250,000          16,212,710
                                                                                       --------------
                                                                                           56,434,422
                                                                                       --------------
Home Builders -- 0.5%
  Pulte Corp., 7.300%, 10/24/05 .....................                   1,000,000           1,027,090
  Pulte Corp., 7.625%, 10/15/17 .....................                   5,000,000           5,154,000
                                                                                       --------------
                                                                                            6,181,090
                                                                                       --------------
Insurance -- 0.1%
  Sun Life Canada US Capital Trust I, 8.526%,
    5/29/49 (e) .....................................                     800,000             883,232
                                                                                       --------------
Metals -- 0.1%
  Midland Ross Corp., 6.000%, 2/15/07 ...............                   1,400,000           1,146,740
                                                                                       --------------
Oil & Gas -- 0.6%
  NGC Corporation Capital Trust I, 8.316%,
    6/01/27 .........................................                   3,000,000           3,414,270
  Seagull Energy Corp., 7.500%, 9/15/27 .............                   3,850,000           3,987,406
                                                                                       --------------
                                                                                            7,401,676
                                                                                       --------------
Rail - Transport -- 0.0%
  Missouri Pacific Railroad Co., 5.000%, 1/01/45 ....                      57,000              37,763
                                                                                       --------------
Real Estate Investment Trusts -- 0.5%
  First Industrial, 7.500%, 12/01/17 ................                   5,000,000           5,058,000
  Trinet Corporate Realty Trust, Inc., 7.700%,
    7/15/17 .........................................                   2,000,000           2,045,540
                                                                                       --------------
                                                                                            7,103,540
                                                                                       --------------
Restaurants -- 0.4%
  Flagstar Corp., 11.250%, 11/01/04 (c) (d) .........                  14,370,000           5,748,000
                                                                                       --------------
Retail - General -- 2.5%
  Bradlees, Inc., 9.250%, 3/01/03 (c) (d) ...........                     250,000              10,000
  Bradlees, Inc., 11.000%, 8/01/02 (c) (d) ..........                     250,000              15,000
  Dillon Read Structured Finance Corp., 6.660%,
    8/15/10 .........................................                   2,597,209           2,381,745
  Dillon Read Structured Finance Corp., 7.600%,
    8/15/07 .........................................                     231,409             220,995
  Dillon Read Structured Finance Corp., 8.375%,
    8/15/15 .........................................                   2,425,000           2,376,500
  Dillon Read Structured Finance Corp., 8.550%,
    8/15/19 .........................................                     500,000             491,250
  K Mart Corp., 7.950%, 2/01/23 .....................                  14,365,000          13,880,181
  Penn Traffic Co., 9.625%, 4/15/05 .................                  15,133,000           9,571,623
  Woolworth Corp., 8.500%, 1/15/22 ..................                   3,000,000           3,376,800
                                                                                       --------------
                                                                                           32,324,094
                                                                                       --------------
Steel -- 0.0%
  Geneva Steel Co., 11.125%, 3/15/01 ................                     350,000             323,750
                                                                                       --------------
Taxable Municipal -- 0.1%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 ............................                   5,000,000           1,366,850
                                                                                       --------------
Telecommunications -- 6.8%
  Hyperion Telecommunications, Inc., Zero Coupon
    Bond, 4/15/03 (step to 13.000% on 4/15/01) (b)                      6,000,000           4,395,000
  Intercel, Inc., Zero Coupon Bond, 2/01/06 (step to
    12.000% on 2/01/01) (b) .........................                   2,560,000           1,920,000
  Intercel, Inc., Zero Coupon Bond, 5/01/06 (step to
    12.000% on 5/01/01) (b) .........................                   1,940,000           1,416,200
  Nextel Communications, Inc., Zero Coupon Bond, 8/
    15/04 (step to 9.750% on 2/15/99) (b) ...........                   2,500,000           2,225,000
  Nextel Communications, Inc., Zero Coupon Bond, 9/
    15/07 (step to 10.650% on 9/15/02) (b) (e) ......                   9,365,000           5,923,363
  Nextel Communications, Inc., Zero Coupon Bond, 10/
    31/07 (step to 9.750% on 10/31/02) (b) (e)                         12,500,000           7,671,875
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to
    11.125% on 10/15/02) (b) (e) ....................                   4,350,000           2,729,625
  TCI Communications, Inc., 7.875%, 8/01/13 .........                  12,850,000          13,821,074
  TCI Communications, Inc., 7.875%, 2/15/26 .........                  44,252,000          47,905,888
                                                                                       --------------
                                                                                           88,008,025
                                                                                       ---------------
Textile & Apparel -- 1.2%
  Burlington Industries, Inc., 7.250%, 8/01/27 ......                   9,000,000           9,460,710
  Fruit of the Loom, Inc., 7.375%, 11/15/23 .........                   3,000,000           2,850,420
  Kellwood Co., 7.625%, 10/15/17 ....................                   2,500,000           2,563,925
  Phillips Van Heusen Corp., 7.750%, 11/15/23 .......                   1,000,000             979,840
                                                                                       ---------------
                                                                                           15,854,895
                                                                                       ---------------
Tobacco -- 7.6%
  Loews Corp., 7.000%, 10/15/23 .....................                   3,500,000           3,407,530
  Philip Morris Cos., Inc., 7.750%, 1/15/27 .........                  48,410,000          52,279,895
  RJR Nabisco, Inc., 7.625%, 9/15/03 ................                  18,900,000          19,318,068
  RJR Nabisco, Inc., 8.500%, 7/01/07 ................                   1,550,000           1,652,378
  RJR Nabisco, Inc., 8.750%, 8/15/05 ................                   5,500,000           5,934,115
  RJR Nabisco, Inc., 9.250%, 8/15/13 ................                  14,143,000          15,869,153
                                                                                       ---------------
                                                                                           98,461,139
                                                                                       --------------
Transportation -- 0.1%
  American President Companies Ltd., 8.000%,
    1/15/24 .........................................                   1,275,000           1,280,304
                                                                                       --------------
U.S. Government -- 13.6%
  U.S. Treasury Bonds, 6.000%, 2/15/26 ..............                  75,125,000          75,031,094
  U.S. Treasury Bonds, 6.250%, 8/15/23 ..............                  71,200,000          73,336,000
  U.S. Treasury Bonds, 6.500%, 11/15/26 .............                  18,750,000          20,015,625
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20                      14,000,000           3,592,260
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/23                      19,000,000           4,126,610
                                                                                       --------------
                                                                                          176,101,589
                                                                                       --------------
Utilities -- 1.4%
  AES Corp., 8.875%, 11/01/27 (e) ...................                   5,000,000           4,787,500
  Boston Edison Co., 7.800%, 3/15/23 ................                   1,000,000           1,049,577
  Comed Financing II, 8.500%, 1/15/27 ...............                   5,000,000           5,353,800
  Commonwealth Edison Co., 4.750%, 12/01/11 .........                     952,000             774,976
  GGIB Funding Corp., 7.430%, 1/15/11 ...............                   6,754,281           6,808,180
                                                                                       --------------
                                                                                           18,774,033
                                                                                       --------------
  TOTAL NON-CONVERTIBLE BONDS (Identified Cost
    $1,081,453,168) .................................                                   1,129,326,597
                                                                                       --------------
CONVERTIBLE BONDS -- 7.2%
Auto & Related -- 0.2%
  Exide Corp., 2.900%, 12/15/05 (e) .................                   3,375,000           2,155,781
                                                                                       --------------
Broadcasting -- 0.2%
  Comcast Corp., 1.125%, 4/15/07 ....................                   4,750,000           3,063,750
                                                                                       --------------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05                         3,000,000           1,788,750
                                                                                       --------------
Chemicals - Major -- 0.1%
  FMC Corp., 6.750%, 1/16/05 ........................                   1,175,000           1,057,500
  Hexcel Corp., 7.000%, 8/01/11 .....................                     675,000             668,250
                                                                                       --------------
                                                                                            1,725,750
                                                                                       --------------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%,
    5/01/06 (c) .....................................                   4,600,000              46,000
  Molten Metal Technology, Inc., 5.500%,
    5/01/06 (c) (e) .................................                   3,000,000              30,000
                                                                                       --------------
                                                                                               76,000
                                                                                       --------------
Computers -- 0.9%
  Apple Computer, Inc., 6.000%, 6/01/01 .............                $  3,190,000        $  2,567,950
  Cray Research, Inc., 6.125%, 2/01/11 ..............                     635,000             504,825
  Maxtor Corp., 5.750%, 3/01/12 .....................                   3,100,000           2,170,000
  Softkey International, Inc., 5.500%, 11/01/00 .....                   6,965,000           6,146,612
  Telxon Corp., 5.750%, 1/01/03 .....................                     500,000             528,125
                                                                                       --------------
                                                                                           11,917,512
                                                                                       --------------
Electronics -- 0.2%
  Cirrus Logic, Inc., 6.000%, 12/15/03 (e) ..........                   1,450,000           1,118,313
  EDO Corp., 7.000%, 12/15/11 .......................                     434,000             355,880
  Richardson Electronics Ltd., 7.250%, 12/15/06 .....                     450,000             369,000
  Zenith Corp., 6.250%, 4/01/11 .....................                   1,755,000           1,026,675
                                                                                       --------------
                                                                                            2,869,868
                                                                                       --------------
Environmental Services -- 0.5%
  Air & Water Technologies Corp., 8.000%, 5/15/15                       1,250,000             976,563
  Ogden Corp., 5.750%, 10/20/02 .....................                   1,750,000           1,666,875
  Ogden Corp., 6.000%, 6/01/02 ......................                     500,000             456,875
  Thermo TerraTech, Inc., 4.625%, 5/01/03 ...........                   3,890,000           3,462,100
  Thermo TerraTech, Inc., 4.625%, 5/01/03 (e) .......                     400,000             375,000
                                                                                       --------------
                                                                                            6,937,413
                                                                                       --------------
Foreign Issuer -- 2.0%
  Advanced Agro Public Co., 3.500%, 6/17/01 .........                   1,625,000           1,300,000
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 .....                   7,400,000           2,405,000
  Banpu Public Co., 2.750%, 4/10/03 .................                   5,030,000           3,219,200
  Burns, Philp, 5.500%, 4/30/04 .....................                   4,480,000           2,643,200
  Empresas ICA Sociedad, 5.000%, 3/15/04 ............                   3,700,000           2,918,375
  Loxley Public Co., 2.500%, 4/04/01 ................                   7,700,000           3,850,000
  Samsung Co., 0.250%, 6/26/06 ......................                   2,725,000           2,180,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07 ........................................                   2,250,000           1,567,507
  Sappi BVI Finance, 7.500%, 8/01/02 ................                   3,950,000           3,693,250
  Siam Commercial Bank Public Co., 3.250%,
    1/24/04 .........................................                   1,580,000             458,200
  Ssangyong Oil Refining Co., Inc., 3.000%,
    12/31/04 ........................................                   1,580,000             587,239
  Total Access Communication Public Co. Ltd., 2.000%,
    5/31/06 .........................................                   2,500,000           1,075,000
                                                                                       --------------
                                                                                           25,896,971
                                                                                       --------------
Health Care - Services -- 0.1%
  Physicians Resource Group, Inc., 6.000%,
    12/01/01 (e) ....................................                     850,000             647,063
                                                                                       --------------
Home Builders -- 0.1%
  Schuler Homes, Inc., 6.500%, 1/15/03 ..............                     750,000             645,000
                                                                                       --------------
Oil & Gas -- 0.0%
  Houston Industries, Inc., 6.000%, 3/15/12 .........                     447,500             407,225
                                                                                       --------------
Pharmaceutical -- 0.4%
  Chiron Corp., 1.900%, 11/17/00 (e) ................                   1,000,000             888,750
  Glycomed, Inc., 7.500%, 1/01/03 ...................                   1,148,100           1,056,252
  NABI, Inc., 6.500%, 2/01/03 .......................                   3,750,000           2,798,438
                                                                                       --------------
                                                                                            4,743,440
                                                                                       --------------
Publishing -- 0.1%
  Scholastic Corp., 5.000%, 8/15/05 (e) .............                   1,800,000           1,577,250
                                                                                       --------------
Real Estate Investment Trusts -- 0.7%
  Federal Realty Investors Trust, 5.250%, 10/28/03                      2,250,000           2,092,500
  Meditrust Corp., 7.500%, 3/01/01 ..................                     750,000             906,562
  Rockefeller Properties, Zero Coupon Bond,
    12/31/00 ........................................                   7,000,000           5,022,500
  Sizeler Property Investors, Inc., 8.000%,
    7/15/03 .........................................                   1,175,000           1,128,000
                                                                                       --------------
                                                                                            9,149,562
                                                                                       --------------
Restaurants -- 0.6%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15                       3,750,000             548,437
  Boston Chicken, Inc., 4.500%, 2/01/04 .............                   2,000,000             980,000
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ........                   2,880,000           1,987,200
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 .........                   8,060,000           3,304,600
  TPI Enterprises, Inc., 8.250%, 7/15/02 ............                     700,000             574,000
                                                                                       --------------
                                                                                            7,394,237
                                                                                       --------------
Retail - Specialty -- 0.2%
  Bell Sports Corp., 4.250%, 11/15/00 ...............                     500,000             423,750
  CML Group, Inc., 5.500%, 1/15/03 ..................                   1,224,000             918,000
  Jacobson Stores, Inc., 6.750%, 12/15/11 ...........                     540,000             454,950
                                                                                       --------------
                                                                                            1,796,700
                                                                                       --------------
Telecommunications -- 0.5%
  Broadband Technologies, Inc., 5.000%, 5/15/01 .....                   9,800,000           6,468,000
                                                                                       --------------
Textile & Apparel -- 0.1%
  Dixie Yarns, Inc., 7.000%, 5/15/12 ................                     300,000             264,750
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 ..........                   1,620,000           1,312,200
                                                                                       --------------
                                                                                            1,576,950
                                                                                       --------------
Trucking & Leasing -- 0.2%
  Builders Transportation, Inc., 8.000%, 8/15/05 (d)                    1,000,000             520,000
  Preston Corp., 7.000%, 5/01/11 ....................                     750,000             615,000
  Worldway Corp., 6.250%, 4/15/11 ...................                   1,463,000           1,067,990
                                                                                       --------------
                                                                                            2,202,990
                                                                                       --------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $112,390,744) ..................                                      93,040,212
                                                                                       --------------
  TOTAL BONDS AND NOTES
    (Identified Cost $1,193,843,912) ................                                   1,222,366,809
                                                                                       --------------
                                                                     Shares
-----------------------------------------------------------------------------------------------------
Common Stocks -- 0.0% of Total Net Assets

Computers -- 0.0%
  Streamlogic Corp. (c) .............................                     266,066                 532
                                                                                       --------------
Telecommunications -- 0.0%
  Nextel Communications, Inc. (h) ...................                       3,873             100,698
                                                                                       --------------
  TOTAL COMMON STOCKS
    (Identified Cost $478,224) ......................                                         101,230
                                                                                       --------------
-----------------------------------------------------------------------------------------------------
Preferred Stocks -- 1.9% of Total Net Assets

Banking & Finance -- 0.1%
  BankBoston Corp., 5.500% ..........................                      11,700           1,102,725
                                                                                       --------------
Building Materials -- 0.2%
  Owens Corning, 6.500% .............................                      62,500           3,062,500
                                                                                       --------------
Chemicals -- Major -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50 ...............                       3,775             251,038
                                                                                       --------------
Computers -- 0.1%
  Unisys Corp., $3.75 ...............................                      27,300           1,230,206
                                                                                       --------------
Entertainment -- 0.0%
  Time Warner Entertainment Co. 10.250% (g) .........                         297             333,866
                                                                                       --------------
Metals -- 0.4%
  Aluminum Company of America, $3.75 ................                      10,000          $  716,250
  Bethlehem Steel Corp., $3.50 (e) ..................                      99,050           4,110,575
                                                                                       --------------
                                                                                            4,826,825
                                                                                       --------------
Oil & Gas -- 0.1%
  Kaneb Services, Inc., 8.600% ......................                         200               2,075
  McDermott, Inc., $2.20 ............................                      20,500             779,000
                                                                                       --------------
                                                                                              781,075
                                                                                       --------------
Paper Products -- 0.0%
  Stone Container Corp., $1.75 ......................                       5,000              73,750
                                                                                       --------------
Restaurants -- 0.0%
  Flagstar Corp., $2.25 (c) (d) .....................                     432,100             164,198
                                                                                       --------------
Retail - General -- 0.0%
  K Mart Financing Corp., 7.750% ....................                      10,000             516,250
                                                                                       --------------
Telecommunications -- 0.2%
  Hyperion Telecommunications, Inc. 12.875% (g)                             3,000           3,022,500
                                                                                       --------------
Trucking & Freight -- 0.2%
  Arkansas Best Corp., $2.875 .......................                      54,000           2,214,000
                                                                                       --------------
Utilities -- 0.6%
  Central Louisiana Electric, Inc., 4.750% ..........                       1,500             123,000
  Central Maine Power Co., 3.500% ...................                         300              13,575
  Commonwealth Energy Systems, $4.80 ................                       3,282             259,278
  Connecticut Light & Power Co., $1.90 ..............                       2,925              67,275
  Entergy Louisiana, Inc., 4.160% ...................                       2,600             150,800
  Jersey Central Power & Light Co., 4.000% ..........                       1,120              67,480
  Long Island Lighting Co., 6.875% ..................                      15,000             386,250
  MDU Resources Group, Inc., 5.100% .................                       4,480             402,080
  Minnesota Power & Light Co., 5.000% ...............                         200              15,250
  Nevada Power Co., 4.700% ..........................                      16,845             313,738
  Niagara Mohawk Power Corp., 4.850% ................                       5,000             327,500
  Niagara Mohawk Power Corp., 6.500% ................                      10,700             239,413
  Niagara Mohawk Power Corp., 7.300% ................                      10,100             242,400
  Niagara Mohawk Power Corp., 7.525% ................                     162,300           4,128,506
  Niagara Mohawk Power Corp., 7.850% ................                      10,000             249,375
  Niagara Mohawk Power Corp., 8.375% ................                       1,500              37,875
  Northern States Power Co., $3.60 ..................                         700              40,250
  Public Service Co., 4.000% ........................                         360              21,240
                                                                                       --------------
                                                                                            7,085,285
                                                                                       --------------
  TOTAL PREFERRED STOCKS (Identified Cost
    $21,933,675) ....................................                                      24,664,218
                                                                                       --------------
-----------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.8% of Total Net Assets
  Repurchase Agreement with State Street Bank and
    Trust Co., dated 12/31/97 at 5.000% to be
    repurchased at $22,857,348 on 1/02/98
    collateralized by $22,715,000 U.S. Treasury Note,
    5.875%, due 1/31/99 with a value of $23,308,884 .                 $22,851,000       $  22,851,000
                                                                                       --------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $22,851,000) ...................                                      22,851,000
                                                                                       --------------
  TOTAL INVESTMENTS --
    (IDENTIFIED COST $1,239,106,811) (i) ............                                  $1,269,983,257
                                                                                       ==============

(a)        See Note 1.
(b)        Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)        Company in Chapter 11 Bankruptcy.
(d)        Security in default.
(e)        Securities exempt from registration under Rule 144A of the Securities Act of 1933.
           These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)        Floating Rate Bond: Coupon is six month London Interbank Overnight Rate (LIBOR) plus
           .8125%.
(g)        All or a portion of income may be received as additional securities.
(h)        Non-income producing security.
(i)        At December 31, 1997, the net unrealized appreciation on investments based on cost of
           $1,239,470,512 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $91,126,835 and $60,614,090, respectively, resulting in net unrealized appreciation of $30,512,745.

     Key to Abbreviations:

CAD          = Canadian Dollar           USD      = United States Dollar
NZD          = New Zealand Dollar        ZAR      = South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
Portfolio of Investments -- as of December 31, 1997

                                                                            Face
                                                                            Amount            Value (a)
-----------------------------------------------------------------------------------------------------------
Bonds And Notes -- 89.8% of Total Net Assets
Australia -- 9.3%
  New South Wales Trust, 6.500%, 5/01/06 ...............  AUD              1,400,000       $   932,622
  News America Holdings, Inc., 8.625%, 2/07/14 .........  AUD              1,240,000           833,380
  QTC Global Aud Bon, 8.000%, 5/14/03 ..................  AUD                200,000           143,086
  QTC Global Aud Bon, 8.000%, 9/14/07 ..................  AUD              1,600,000         1,167,487
                                                                                           -----------
                                                                                           $ 3,076,575
                                                                                           -----------
Canada -- 6.5%
  Government of Canada, 8.750%, 12/01/05 ...............  CAD                700,000           585,907
  Province of British Columbia, Zero Coupon Bond,
    9/05/20 ............................................  CAD              5,025,000           858,686
  Province of Ontario, 8.100%, 9/08/23 .................  CAD                200,000           172,450
  Province of Saskatchewan, 9.600%, 2/04/22 ............  CAD                525,000           520,243
                                                                                           -----------
                                                                                             2,137,286
                                                                                           -----------
Denmark -- 4.3%
  Kingdom of Denmark, 7.000%, 11/15/07 .................  DKK              5,000,000           801,326
  Kingdom of Denmark, 8.000%, 5/15/03 ..................  DKK              3,800,000           626,371
                                                                                           -----------
                                                                                             1,427,697
                                                                                           -----------
Finland -- 4.0%
  Republic of Finland, 6.000%, 4/25/08 .................  FIM              7,000,000         1,330,933
                                                                                           -----------
Germany -- 25.1%
  Bayerische Vereinsbank, 6.000%, 1/23/06 ..............  DEM              2,000,000         1,157,664
  Deutsche Finance BV, 7.500%, 2/10/03 .................  DEM              2,300,000         1,403,570
  Federal Republic of Germany, 6.000%, 2/16/06 .........  DEM              2,050,000         1,197,092
  Federal Republic of Germany, 6.500%, 3/15/00 .........  DEM              2,000,000         1,163,446
  Geberit International SA, 10.125%, 4/16/07 ...........  DEM              1,000,000           603,297
  Germany Unity, 8.000%, 1/21/02 .......................  DEM              1,500,000           933,470
  Kreditanstalt Wierdarauf, 6.000%, 2/09/06 ............  DEM              1,100,000           638,061
  Treuhandanstalt, 6.625%, 7/09/03 .....................  DEM                300,000           179,988
  Treuhandanstalt, 6.750%, 5/13/04 .....................  DEM              1,700,000         1,030,426
                                                                                           -----------
                                                                                             8,307,014
                                                                                           -----------
Ireland -- 4.4%
  Irish Permanent Plc, 8.500%, 7/15/04 .................  IP                 600,000           990,265
  Ulysses Securitization Plc, 7.625%, 8/18/06 ..........  IP                 300,000           479,077
                                                                                           -----------
                                                                                             1,469,342
                                                                                           -----------
Japan -- 2.4%
  MBL International Finance, 3.000%, 11/30/02 (b) ......  USD                750,000           785,625
                                                                                           -----------
New Zealand -- 2.2%
  Government of New Zealand, 8.000%, 11/15/06 ..........  NZD              1,200,000           738,744
                                                                                           -----------
Panama -- 1.2%
  Republic of Panama, 3.750%, 7/17/14 (step to 4.000% on
    7/17/98) (c) .......................................  USD                500,000           385,625
                                                                                           -----------
Philippines -- 5.4%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ............  USD              1,000,000           797,400
  FLI Capital Cayman, 3.750%, 2/01/02
    (step to 6.250% on 8/01/99) (b) (c) ................  USD                900,000           648,000
  MBIA, Inc., Zero Coupon Bond, 12/18/01 (b) ...........  USD                600,000           328,500
                                                                                           -----------
                                                                                             1,773,900
                                                                                           -----------
Poland -- 3.9%
  Government of Poland, 4.000%, 10/27/14
    (step to 5.000% on 10/27/98) (c) ...................  USD              1,500,000         1,295,700
                                                                                           -----------
South Africa -- 8.0%
  Escom, 11.000%, 6/01/08 ..............................  ZAR              6,000,000         1,040,028
  Republic of South Africa, 8.500%, 6/23/17 ............  USD              1,000,000           969,870
  Sappi BVI Finance, 7.500%, 8/01/02 ...................  USD                700,000           654,500
                                                                                           -----------
                                                                                             2,664,398
                                                                                           -----------
South Korea -- 3.0%
  Korea Development Bank, 6.625%, 11/21/03 .............  USD                800,000           628,400
  Samsung Electronics Co. Ltd., Zero Coupon Bond, 12/31/
    07 (b) .............................................  USD                500,000           348,335
                                                                                           -----------
                                                                                               976,735
                                                                                           -----------
Thailand -- 2.1%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 (b)       USD              1,050,000           341,250
  Loxley Public Co., 2.500%, 4/04/01 (b) ...............  USD                700,000           350,000
                                                                                           -----------
                                                                                               691,250
                                                                                           -----------
United States -- 8.0%
  Federal National Mortgage Association, 7.250%,
    6/20/02 ............................................  NZD              1,300,000           738,048
  K Mart Pass Thru, 8.990%, 7/05/10 ....................  USD                250,000           265,337
  RJR Nabisco, Inc., 9.250%, 8/15/13 ...................  USD                500,000           561,025
  TCI Communications, Inc., 7.875%, 2/15/26 ............  USD              1,000,000         1,082,570
                                                                                           -----------
                                                                                             2,646,980
                                                                                           -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $30,763,706) ......................                                    29,707,804
                                                                                           -----------
-------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 2.3% of Total Net Assets
Japan -- 2.3%
  Sakura Finance, 0.750% ...............................                 138,000,000           761,875
                                                                                           -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,048,041) .......................                                       761,875
                                                                                           -----------
  TOTAL INVESTMENTS --
    (IDENTIFIED COST $31,811,747) (D) ..................                                   $30,469,679
                                                                                           ===========

(a)        See Note 1.
(b)        Convertible bond.
(c)        Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(d)        At December 31, 1997, the net unrealized depreciation on investments based on cost of
           $31,811,747 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,123,482 and $2,465,550, respectively, resulting in net unrealized depreciation of $1,342,068.

     Key to Abbreviations:

AUD          = Australian Dollar         IP       = Irish Punt
CAD          = Canadian Dollar           NZD      = New Zealand Dollar
DEM          = Deutsche Mark             USD      = United States Dollar
DKK          = Danish Krone              ZAR      = South African Rand
FIM          = Finish Markka

              Ten Largest Sector Holdings at December 31, 1997,
                     as a Percentage of Total Net Assets

Foreign Government/Agency                                                41.5%
Foreign Issuer                                                           13.6%
Financial Services                                                       12.3%
Banks                                                                     7.7%
Canadian                                                                  6.5%
Telecommunications                                                        3.3%
Media & Entertainment                                                     2.5%
US Government                                                             2.2%
Tobacco                                                                   1.7%
Retail -- General                                                         0.8%

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FUND
Portfolio of Investments -- as of December 31, 1997

                                                                            Face
                                                                           Amount              Value (a)
-----------------------------------------------------------------------------------------------------------
Bonds And Notes -- 86.1% of Total Net Assets
NON-CONVERTIBLE BONDS -- 64.9%
Broadcasting -- 0.5%
  CBS, Inc., 7.125%, 11/01/23 ...............................               $  50,000       $   45,365
                                                                                            ----------
Canadian -- 6.6%
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) (b) ................  CAD            600,000          267,661
  International Semi-Tech Corp., Zero Coupon Bond,
    8/15/03 (step to 11.500% on 8/15/00) (b) ................  USD            400,000          144,000
  Microcell Telecommunications, Inc., Zero Coupon Bond, 10/
    15/07 (step to 11.125% on 10/15/02) (b) (c) .............  CAD            235,000           91,267
  Rogers Cablesystems Ltd., 9.650%, 1/15/14 .................  CAD             70,000           52,902
                                                                                            ----------
                                                                                               555,830
                                                                                            ----------
Communications -- 4.9%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) ................              $  415,000          255,225
  Century Communications Corp., Zero Coupon Bond,
    3/15/03 .................................................                 250,000          160,000
                                                                                            ----------
                                                                                               415,225
                                                                                            ----------
Computers -- 1.0%
  Apple Computer, Inc., 6.500%, 2/15/04 .....................                 105,000           87,150
                                                                                            ----------
Electronics -- 2.4%
  Westinghouse Electric Corp., 7.875%, 9/01/23 ..............                 200,000          200,382
                                                                                            ----------
Environmental Services -- 1.7%
  Envirotest Systems Corp., 9.625%, 4/01/03 .................                 150,000          144,000
                                                                                            ----------
Food & Beverage -- 0.7%
  Del Monte Foods Co., Zero Coupon Bond, 12/15/07
    (step to 12.500% on 12/15/02) (b) (c) ...................                 100,000           57,250
                                                                                            ----------
Foreign Government/Agency -- 19.9%
  Escom, 11.000%, 6/01/08 ...................................  ZAR            275,000           47,668
  Petroleos Mexicanos, Medium Term, 8.625%, 12/01/23 (c)       USD            145,000          136,300
  Republic of Argentina, 6.688%, 3/31/05 (d) ................  USD             48,000           42,902
  Republic of Argentina, 9.750%, 9/19/27 ....................  USD            200,000          191,200
  Republic of Brazil C Bond, 8.000%, 4/15/14 (e) ............  USD            285,065          223,776
  Republic of Brazil, 10.125%, 5/15/27 ......................  USD            255,000          239,063
  Republic of Ecuador, 6.688%, 2/27/15 (d) (e) ..............  USD            492,102          303,282
  Republic of Panama, 3.750%, 7/17/14
    (step to 4.000% on 7/17/98) (b) .........................  USD            150,000          115,688
  Republic of Peru, 3.250%, 3/07/17 (step to 3.750% on
    3/07/99) (b) ............................................  USD            200,000          118,500
  Republic of South Africa, 12.500%, 12/21/06 ...............  ZAR            500,000           95,500
  Republic of Venezuela, 9.250%, 9/15/27 ....................  USD            175,000          156,012
                                                                                            ----------
                                                                                             1,669,891
                                                                                            ----------
Foreign Issuer -- 17.1%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 .................                 250,000          199,350
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 (c) .........                 200,000          126,000
  Export Import Bank of Korea, 6.375%, 2/15/06 ..............                  50,000           38,000
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 (c) ...............                 100,000           71,000
  Murrin Murrin Holdings Property Ltd., 9.375%,
    8/31/07 (c) .............................................                  50,000           49,500
  Philippine Long Distance Telephone Co., 8.350%, 3/06/17                     150,000          124,125
  Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27 (c)                    360,000          288,000
  Pycsa Panama SA, 10.280%, 12/15/12 (c) ....................                 100,000           94,830
  Quezon Power Philippines Co., 8.860%, 6/15/17 .............                 100,000           84,660
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 ............                 100,000           85,000
  Tjiwi Kimia Finance Mauritius Ltd., 10.000%, 8/01/04 (c)                    150,000          125,625
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 (c) ............................................                 100,000           52,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 (c) ............................................                 200,000          100,000
                                                                                            ----------
                                                                                             1,438,090
                                                                                            ----------
Metals -- 1.0%
  Midland Ross Corp., 6.000%, 2/15/07 .......................                 103,000           84,367
                                                                                            ----------
Rail -- Transport -- 0.3%
  Missouri Pacific Railroad Co., 4.750%, 1/01/20 ............                  30,000           20,663
                                                                                            ----------
Restaurants -- 0.8%
  Flagstar Corp., 11.250%, 11/01/04 (f) (g) .................                 160,000           64,000
                                                                                            ----------
Retail -- General -- 2.1%
  Dillon Read Structured Finance Corp., 8.375%, 8/15/15 .....                  65,000           63,700
  Penn Traffic Co., 9.625%, 4/15/05 .........................                 175,000          110,688
                                                                                            ----------
                                                                                               174,388
                                                                                            ----------
Telecommunications -- 3.0%
  Hyperion Telecommunications, Inc., Zero Coupon Bond,
    4/15/03 (step to 13.000% on 4/15/01) (b) ................                 100,000           73,250
  Intercel, Inc., Zero Coupon Bond, 2/01/06
    (step to 12.000% on 2/01/01) (b) ........................                  75,000           56,250
  Nextel Communications, Inc., Zero Coupon Bond, 8/15/04
    (step to 9.750% on 2/15/99) (b) .........................                  80,000           71,200
  Nextel Communications, Inc., Zero Coupon Bond, 9/15/07
    (step to 10.650% on 9/15/02) (b) (c) ....................                  35,000           22,137
  RCN Corp., Zero Coupon Bond, 10/15/07
    (step to 11.125% on 10/15/02) (b) (c) ...................                  50,000           31,375
                                                                                            ----------
                                                                                               254,212
                                                                                            ----------
Textile & Apparel -- 2.9%
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ...............                 250,000          244,960
                                                                                            ----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $5,538,240) ............................                                5,455,773
                                                                                            ----------
CONVERTIBLE BONDS -- 21.2%
Auto & Related -- 0.8%
  Exide Corp., 2.900%, 12/15/05 (c) .........................                 100,000           63,875
                                                                                            ----------
Broadcasting -- 0.8%
  Comcast Corp., 1.125%, 4/15/07 ............................                 100,000           64,500
                                                                                            ----------
Canadian -- 1.4%
  Rogers Communications, Inc., 2.000%, 11/26/05 .............                 190,000          113,288
                                                                                            ----------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 (f) ........                  75,000              750
                                                                                            ----------
Computers -- 1.4%
  Apple Computer, Inc., 6.000%, 6/01/01 .....................                 100,000           80,500
  Cray Research, Inc., 6.125%, 2/01/11 ......................                  50,000           39,750
                                                                                            ----------
                                                                                               120,250
                                                                                            ----------
Electronics -- 1.2%
  Cirrus Logic, Inc., 6.000%, 12/15/03 (c) ..................                 100,000           77,125
  EDO Corp., 7.000%, 12/15/11 ...............................                  25,000           20,500
                                                                                            ----------
                                                                                                97,625
                                                                                            ----------
Environmental Services -- 0.2%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ...........                  25,000           19,531
                                                                                            ----------
Foreign Issuer -- 4.5%
  Advanced Agro Public Co., 3.500%, 6/17/01 .................                 125,000          100,000
  Ashanti Capital, 5.500%, 3/15/03 ..........................                  25,000           18,656
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 .............                 100,000           32,500
  Banpu Public Co., 2.750%, 4/10/03 .........................                  25,000           16,000
  Burns, Philp, 5.500%, 4/30/04 .............................                  50,000           29,500
  Empresas ICA Sociedad, 5.000%, 3/15/04 ....................                  75,000           59,156
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07 ................................................                  50,000           34,834
  Sappi BVI Finance, 7.500%, 8/01/02 ........................                  50,000           46,750
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 ..........                 150,000           43,500
                                                                                            ----------
                                                                                               380,896
                                                                                            ----------
Home Builders -- 0.2%
  Schuler Homes, Inc., 6.500%, 1/15/03 ......................                  20,000           17,200
                                                                                            ----------
Metals -- 0.4%
  Battle Mountain Gold Co., 6.000%, 1/04/05 .................                  50,000           34,000
                                                                                            ----------
Miscellaneous -- 0.6%
  Veterinary Centers of America, Inc., 5.250%, 5/01/06 ......                  70,000           51,100
                                                                                            ----------
Pharmaceutical -- 1.9%
  Glycomed, Inc., 7.500%, 1/01/03 ...........................                  75,000           69,000
  NABI, Inc., 6.500%, 2/01/03 ...............................                 125,000           93,281
                                                                                            ----------
                                                                                               162,281
                                                                                            ----------
Real Estate Investment Trusts -- 0.3%
  Sizeler Property Investors, Inc., 8.000%, 7/15/03 .........                  25,000           24,000
                                                                                            ----------
Restaurants -- 3.5%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 ...........                 500,000           73,125
  Boston Chicken, Inc., 4.500%, 2/01/04 .....................                  50,000           24,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ................                  50,000           34,500
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 .................                 350,000          143,500
  TPI Enterprises, Inc., 8.250%, 7/15/02 ....................                  25,000           20,500
                                                                                            ----------
                                                                                               296,125
                                                                                            ----------
Retail -- Specialty -- 1.4%
  CML Group, Inc., 5.500%, 1/15/03 ..........................                 100,000           75,000
  Jacobson Stores, Inc., 6.750%, 12/15/11 ...................                  50,000           42,125
                                                                                            ----------
                                                                                               117,125
                                                                                            ----------
Telecommunications -- 0.8%
  Broadband Technologies, Inc., 5.000%, 5/15/01 .............                 100,000           66,000
                                                                                            ----------
Textile & Apparel -- 0.8%
  Converse, Inc., 7.000%, 6/01/04 ...........................                  50,000           28,625
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 ..................                  50,000           40,500
                                                                                            ----------
                                                                                                69,125
                                                                                            ----------
Trucking & Leasing -- 1.0%
  Builders Transportation, Inc., 8.000%, 8/15/05 (g) ........                  75,000           39,000
  Worldway Corp., 6.250%, 4/15/11 ...........................                  62,000           45,260
                                                                                            ----------
                                                                                                84,260
                                                                                            ----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $2,023,564) ............................                                1,781,931
                                                                                            ----------
  TOTAL BONDS AND NOTES
    (Identified Cost $7,561,804) ............................                                7,237,704
                                                                                            ----------

                                                                           Shares
------------------------------------------------------------------------------------------------------
Common Stocks -- 3.4% of Total Net Assets
Foreign Issuer -- 0.2%
  Siam Commercial Bank Public Co. ...........................                  16,500           18,847
                                                                                            ----------
Telecommunications -- 0.1%
  Nextel Communications, Inc. (h) ...........................                     123            3,198
                                                                                            ----------
Utilities -- 3.1%
  Eastern Utilities Associates ..............................                  10,000          262,500
                                                                                            ----------
  TOTAL COMMON STOCKS (Identified Cost $248,893) ............                                  284,545
                                                                                            ----------
------------------------------------------------------------------------------------------------------
Preferred Stocks -- 5.0% of Total Net Assets
Computers -- 0.5%
  Unisys Corp., $3.75 .......................................                   1,000           45,063
                                                                                            ----------
Metals -- 1.0%
  Bethlehem Steel Corp., $3.50 (c) ..........................                   2,000           83,000
                                                                                            ----------
Restaurants -- 0.0%
  Flagstar Corp., $2.25 (f) (g) .............................                   3,100            1,178
                                                                                            ----------
Telecommunications -- 1.8%
  Hyperion Telecommunications, Inc. 12.875% (e) .............                     150          151,125
                                                                                            ----------
Utilities -- 1.7%
  Central Maine Power Co., 3.500% ...........................                     935           42,309
  Cleveland Electric Illuminating Co., 7.000% ...............                     100            9,500
  Consumers Energy Co., $4.16 ...............................                     200           12,700
  Entergy Gulf States, Inc., 4.400% .........................                     140            8,155
  Niagara Mohawk Power Corp., 3.600% ........................                     100            4,650
  Niagara Mohawk Power Corp., 3.900% ........................                     100            5,100
  Niagara Mohawk Power Corp., 6.500% ........................                     400            8,950
  Niagara Mohawk Power Corp., 7.525% ........................                   1,000           25,437
  Ohio Edison Co., 4.440% ...................................                     400           25,600
                                                                                            ----------
                                                                                               142,401
                                                                                            ----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $393,035) ..............................                                  422,767
                                                                                            ----------
                                                                            Face
                                                                           Amount
------------------------------------------------------------------------------------------------------
Short-Term Investment -- 1.8% of Total Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 12/31/97 at 5.000% to be repurchased at $152,042 on
    1/02/98 collateralized by $155,000 U.S. Treasury Note,
    5.875%, due 1/31/99 with a value of $159,052 ............                $152,000          152,000
                                                                                           -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $152,000) ..............................                                  152,000
                                                                                           -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $8,355,732) (i) .....                              $ 8,097,016
                                                                                           ===========

(a)        See Note 1.
(b)        Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)        Securities exempt from registration under Rule 144A of the Securities Act of 1933.
           These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)        Floating Rate Bond: Coupon is six month London Interbank Overnight Rate (LIBOR) plus
           .8125%.
(e)        All or a portion of income may be received as additional securities.
(f)        Company in Chapter 11 Bankruptcy.
(g)        Security in default.
(h)        Non-income producing security.
(i)        At December 31, 1997, the net unrealized depreciation on investments based on cost of
           $8,355,732 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $403,784 and $662,500, respectively, resulting in net unrealized depreciation of $258,716.

     Key to Abbreviations:
CAD          = Canadian Dollar
USD          = United States Dollar
ZAR          = South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------

LOOMIS SAYLES INTERMEDIATE  MATURITY BOND FUND
Portfolio of Investments -- as of December 31, 1997

                                                                      Face
                                                                     Amount              Value (a)
-----------------------------------------------------------------------------------------------------
Bonds And Notes -- 93.4% of Total Net Assets
Banking & Finance -- 4.8%
  Capital One Bank, 5.950%, 2/15/01 ............................     $  200,000       $  197,774
  Capital One Bank, 6.830%, 5/17/99 ............................         70,000           70,755
  NationsBank Corp., 7.000%, 9/15/01 ...........................         55,000           56,281
                                                                                      ----------
                                                                                         324,810
                                                                                      ----------
Canadian -- 3.5%
  International Semi-Tech Corp., Zero Coupon Bond, 8/15/03
    (step to 11.500% on 8/15/00) (b) ...........................        250,000           90,000
  MacMillan Bloedel Ltd., 6.750%, 2/15/06 ......................        150,000          148,665
                                                                                      ----------
                                                                                         238,665
                                                                                      ----------
Communications -- 6.8%
  360 Communications Co., 7.500%, 3/01/06 ......................        280,000          292,547
  US West Capital Funding, Inc., 6.850%, 1/15/02 ...............        160,000          161,801
                                                                                      ----------
                                                                                         454,348
                                                                                      ----------
Entertainment -- 2.4%
  Time Warner Entertainment Co., Inc., 7.750%, 6/15/05 .........        155,000          163,485
                                                                                      ----------
Financial -- 8.6%
  Associates Manufactured Housing, 6.475%, 3/15/28 .............         50,000           50,515
  Green Tree Financial Corp., 6.950%, 3/15/27 ..................        200,000          199,436
  OSCC Home Equity Loan Trust, 6.025%, 6/15/08 .................        297,067          294,919
  Salton Sea Funding Corp., 7.020%, 5/30/00 ....................         31,536           31,816
                                                                                      ----------
                                                                                         576,686
                                                                                      ----------
Foreign Government/Agency -- 5.8%
  Republic of Brazil C Bond, 8.000%, 4/15/14 (d) ...............        171,039          134,266
  Republic of South Africa, 8.375%, 10/17/06 ...................        250,000          255,885
                                                                                      ----------
                                                                                         390,151
                                                                                      ----------
Foreign Issuer -- 9.6%
  Espirito Santo-Escelsa, 10.000%, 7/15/07 (c) .................        150,000          133,500
  Gruma SA, 7.625%, 10/15/07 (c) ...............................        150,000          147,399
  Southern Peru Ltd., 7.900%, 5/30/07 ..........................        220,000          225,544
  Total Access Communication Public Co. Ltd.,
    8.375%, 11/04/06 (c) .......................................        220,000          110,000
  YPF Sociedad Anonmia, 7.000%, 10/26/02 .......................         31,053           31,231
                                                                                      ----------
                                                                                         647,674
                                                                                      ----------
Government Agencies -- 6.8%
  Federal Home Loan Mortgage Corp., 6.000%, 4/15/06 ............         55,000           54,863
  Federal Home Loan Mortgage Corp., 6.250%, 10/15/07 ...........         55,000           55,086
  Federal National Mortgage Association, 6.500%, 1/18/16 .......        180,000          180,281
  Federal National Mortgage Association, 6.500%, 8/15/16 .......        165,000          165,257
                                                                                      ----------
                                                                                         455,487
                                                                                      ----------
Real Estate Investment Trusts -- 8.0%
  American Health Properties, Inc., 7.050%, 1/15/02 ............         65,000           66,167
  Excel Realty Trust, Inc., 6.875%, 10/15/04 ...................        165,000          166,575
  First Industrial, 7.000%, 12/01/06 ...........................        250,000          251,125
  Trinet Corporate Realty Trust, 7.300%, 5/15/01 ...............         55,000           56,230
                                                                                      ----------
                                                                                         540,097
                                                                                      ----------
Retail -- General -- 1.0%
  Woolworth Corp., 7.000%, 6/01/00 .............................         65,000           65,829
                                                                                      ----------
Securities -- 5.3%
  Lehman Brothers Holdings, Inc., 5.750%, 11/15/98 .............        190,000          189,226
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01 ..............         60,000           59,558
  Salomon, Inc., 6.700%, 12/01/98 ..............................        105,000          105,565
                                                                                      ----------
                                                                                         354,349
                                                                                      ----------
Telecommunications -- 6.8%
  Cox Communications, Inc., 6.500%, 11/15/02 ...................        165,000          165,381
  TCI Communications, Inc., 6.875%, 2/15/06 ....................        290,000          291,067
                                                                                      ----------
                                                                                         456,448
                                                                                      ----------
Tobacco -- 5.9%
  Philip Morris Cos., Inc., 7.250%, 9/15/01 ....................         65,000           66,596
  RJR Nabisco, Inc., 7.625%, 9/15/03 ...........................         65,000           66,438
  RJR Nabisco, Inc., 8.250%, 7/01/04 ...........................         90,000           94,292
  RJR Nabisco, Inc., 8.750%, 8/15/05 ...........................        160,000          172,628
                                                                                      ----------
                                                                                         399,954
                                                                                      ----------
Trucking & Leasing -- 3.1%
  Amerco, 7.490%, 9/18/01 ......................................        200,000          206,250
                                                                                      ----------
U.S. Government -- 15.0%
  United States Treasury Notes, 5.625%, 2/15/06 ................        500,000          494,375
  United States Treasury Notes, 6.250%, 2/15/07 ................        500,000          515,935
                                                                                      ----------
                                                                                       1,010,310
                                                                                      ----------
  TOTAL BONDS AND NOTES (Identified Cost $6,321,016)............                       6,284,543
                                                                                      ----------

                                                                      Face
                                                                     Amount              Value (a)
-----------------------------------------------------------------------------------------------------
Short-Term Investment -- 4.6% of Total Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 12/31/97 at 5.000% to be repurchased at $306,085 on
    1/02/98 collateralized by $305,000 U.S. Treasury Note,
    5.875%, due 1/31/99 with a value of $312,974 ...............     $  306,000       $  306,000
                                                                                      ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $306,000)..................................                         306,000
                                                                                      ----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $6,627,016) (d).........                      $6,590,543
                                                                                      ==========

(a)        See Note 1.
(b)        Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)        Securities exempt from registration under Rule 144A of the Securities Act of 1933.
           These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)        All or a portion of income may be received as additional securities.
(e)        At December 31, 1997, the net unrealized depreciation on investments based on cost of
           $6,627,784 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $145,094 and $182,335, respectively, resulting in net unrealized depreciation of $37,241.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Portfolio of Investments -- as of December 31, 1997

                                                                           Face
                                                                          Amount               Value (a)
-----------------------------------------------------------------------------------------------------------
Bonds And Notes -- 87.5% of Total Net Assets
NON-CONVERTIBLE BONDS -- 81.9%
Airlines -- 1.9%
  United Airlines Pass Thru, 7.870%, 1/30/19 ..............                 $  60,000       $  64,684
                                                                                            ---------
Canadian -- 22.0%
  Canadian Government, Zero Coupon Bond, 6/01/21 ..........  CAD              150,000          25,989
  Canadian Government, Zero Coupon Bond, 6/01/25 ..........  CAD              940,000         128,843
  Canadian Pacific Ltd., 4.000%, 1/29/49 ..................  USD               15,000           9,225
  MacMillan Bloedel, 7.700%, 2/15/26 ......................  USD              100,000         103,806
  Ontario Hydro, 8.900%, 8/18/22 ..........................  CAD               55,000          51,138
  Province of British Columbia, Zero Coupon Bond,
    8/19/22 ...............................................  CAD              605,000          91,572
  Province of British Columbia, Zero Coupon Bond,
    8/23/24 ...............................................  CAD              200,000          26,703
  Province of Manitoba, Zero Coupon Bond, 3/05/31 .........  CAD            1,100,000          97,526
  Province of Manitoba, 6.500%, 9/22/17 ...................  CAD               25,000          18,310
  Province of Manitoba, 7.750%, 12/22/25 ..................  CAD               55,000          46,610
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22 ..................................  CAD              650,000         100,749
  Province of Saskatchewan (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25 ..................................  CAD              215,000          27,005
                                                                                            ---------
                                                                                              727,476
                                                                                            ---------
Communications -- 0.9%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) ..............                    50,000          30,750
                                                                                            ---------
Computers -- 2.9%
  Apple Computer, Inc., 6.500%, 2/15/04 ...................                    20,000          16,600
  Seagate Technology, Inc., 7.875%, 3/01/17 ...............                    75,000          78,009
                                                                                            ---------
                                                                                               94,609
                                                                                            ---------
Entertainment -- 1.6%
  Time Warner Entertainment Co., 7.570%, 2/01/24 ..........                    50,000          52,308
                                                                                            ---------
Foreign Government/Agency -- 2.5%
  Government of Poland, 4.000%, 10/27/14 (step to 5.000% on
    10/27/98) (b) .........................................  USD               25,000          21,595
  Republic of Brazil C Bond, 8.000%, 4/15/14 (c) ..........  USD               28,507          22,378
  Republic of Brazil, 10.125%, 5/15/27 ....................  USD               10,000           9,375
  Republic of South Africa, 13.500%, 9/15/15 ..............  ZAR              150,000          30,152
                                                                                            ---------
                                                                                               83,500
                                                                                            ---------
Foreign Issuer -- 6.5%
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 (d) .......                    50,000          31,500
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27 (d) ..........................................                   100,000          80,000
  Samsung Electronics Co. Ltd., 7.700%, 10/01/27 (d) ......                   100,000          69,000
  Tata Electric Co., 8.500%, 8/19/17 (d) ..................                    25,000          22,292
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 (d) ..........................................                    25,000          12,500
                                                                                            ---------
                                                                                              215,292
                                                                                            ---------
Government Agencies -- 3.9%
  Federal National Mortgage Association, Zero Coupon Bond,
    10/29/07 ..............................................  NZD              100,000          29,048
  International Bank of Reconstruction & Development, Zero
    Coupon Bond, 8/20/07 ..................................  NZD              250,000          73,361
  International Bank of Reconstruction & Development,
    8.000%, 5/23/07 .......................................  NZD               45,000          26,762
                                                                                            ---------
                                                                                              129,171
                                                                                            ---------
Home Builders -- 0.8%
  Pulte Corp., 7.625%, 10/15/17 ...........................                    25,000          25,770
                                                                                            ---------
Oil & Gas -- 3.1%
  Seagull Energy Corp., 7.500%, 9/15/27 ...................                   100,000         103,569
                                                                                            ---------
Paper Products -- 4.5%
  Mead Corp., 7.125%, 8/01/25 .............................                    50,000          48,929
  Westvaco Corp., 7.000%, 8/15/23 .........................                   100,000          99,682
                                                                                            ---------
                                                                                              148,611
                                                                                            ---------
Rail -- Transport -- 0.9%
  Louisville & Nashville Railroad Co., 2.875%, 4/01/03 ....                     1,000             825
  Louisville & Nashville Railroad Co., 3.375%, 4/01/03 ....                    10,000           8,707
  Missouri Pacific Railroad Co., 4.750%, 1/01/20 ..........                    10,000           6,888
  Missouri Pacific Railroad Co., 5.000%, 1/01/45 ..........                    21,000          13,912
                                                                                            ---------
                                                                                               30,332
                                                                                            ---------
Real Estate Investment Trusts -- 3.1%
  First Industrial, 7.500%, 12/01/17 ......................                   100,000         101,160
                                                                                            ---------
Telecommunications -- 4.1%
  TCI Communications, Inc., 7.875%, 2/15/26 ...............                   125,000         135,321
                                                                                            ---------
Textile & Apparel -- 0.8%
  Kellwood Co., 7.625%, 10/15/17 ..........................                    25,000          25,639
                                                                                            ---------

Tobacco -- 8.0%
  Loews Corp., 7.000%, 10/15/23 ...........................                    70,000          68,150
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ...............                   120,000         129,593
  RJR Nabisco, Inc., 9.250%, 8/15/13 ......................                    60,000          67,323
                                                                                            ---------
                                                                                              265,066
                                                                                            ---------
U.S. Government -- 10.3%
  U.S. Treasury Bonds, 6.000%, 2/15/26 ....................                   340,000         339,575
                                                                                            ---------
Utilities -- 4.1%
  Comed Financing II, 8.500%, 1/15/27 .....................                    60,000          64,246
  GGIB Funding Corp., 7.430%, 1/15/11 .....................                    69,441          69,995
                                                                                            ---------
                                                                                              134,241
                                                                                            ---------
  TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $2,596,381) ...........................                                 2,707,074
                                                                                            ---------
CONVERTIBLE BONDS -- 5.6%
Environmental Services -- 1.6%
  Thermo TerraTech, Inc., 4.625%, 5/01/03 (d) .............                    60,000          53,400
                                                                                            ---------
Foreign Issuer -- 1.8%
  Banpu Public Co., 2.750%, 4/10/03 .......................                    20,000          12,800
  Burns, Philp, 5.500%, 4/30/04 ...........................                    20,000          11,800
  Samsung Co., 0.250%, 6/26/06 ............................                    20,000          16,000
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 ......                    15,000           5,575
  Total Access Communication Public Co. Ltd., 2.000%,
    5/31/06 ...............................................                    30,000          12,900
                                                                                            ---------
                                                                                               59,075
                                                                                            ---------
Oil & Gas -- 1.6%
  Houston Industries, Inc., 6.000%, 3/15/12 ...............                    60,000          54,600
                                                                                            ---------
Restaurants -- 0.6%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ...............                    45,000          18,450
                                                                                            ---------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $228,434) ............................                                   185,525
                                                                                            ---------
  TOTAL BONDS AND NOTES
    (Identified Cost $2,824,815) ..........................                                 2,892,599
                                                                                            ---------
                                                                              Shares
-------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 5.4% of Total Net Assets
Chemicals -- Major -- 3.7%
  E.I. du Pont DeNemours & Co., $3.50 .....................                     1,200          79,800
  E.I. du Pont DeNemours & Co., $4.50 .....................                       500          41,750
                                                                                            ---------
                                                                                              121,550
                                                                                            ---------
Utilities -- 1.7%
  Duquesne Light Co., 4.000% ..............................                       500          16,000
  Entergy New Orleans, Inc., 4.750% .......................                       175          12,228
  Houston Lighting & Power Co., $4.00 .....................                        79           5,056
  New York State Electric & Gas Corp., 3.750% .............                       210          12,285
  Northern Indiana Public Service Co., 4.250% .............                       190          12,540
                                                                                            ---------
                                                                                               58,109
                                                                                            ---------
  TOTAL PREFERRED STOCKS
    (Identified Cost $154,007) ............................                                   179,659
                                                                                            ---------
                                                                          Face Amount
-------------------------------------------------------------------------------------------------------------
Short-Term Investment -- 3.4% of Total Net Assets
  Repurchase Agreement with State Street Bank and Trust
    Co., dated 12/31/97 at 5.000% to be repurchased at
    $113,031 on 1/02/98 collateralized by $115,000 U.S.
    Treasury Note, 5.875%, due 1/31/99 with a value of
    $118,007 ..............................................                  $113,000         113,000
                                                                                           ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $113,000) ............................                                   113,000
                                                                                           ----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $3,091,822) (d) ...                                $3,185,258
                                                                                           ==========

(a)        See Note 1.
(b)        Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)        All or a portion of income may be received as additional securities.
(d)        Securities exempt from registration under Rule 144A of the Securities Act of 1933.
           These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)        At December 31, 1997, the net unrealized appreciation on investments based on cost of
           $3,091,822 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $223,368 and $129,932, respectively, resulting in net unrealized appreciation of $93,436.

     Key to Abbreviations:

CAD          = Canadian Dollar           USD      = United States Dollar
NZD          = New Zealand Dollar        ZAR      = South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------

LOOMIS SAYLES MUNICIPAL BOND FUND
Portfolio of Investments -- as of December 31, 1997 -- continued

                                                                      Face
                                                                     Amount              Value (a)
-----------------------------------------------------------------------------------------------------

Municipal Bonds And Notes -- 96.4% of Total Net Assets
Alaska -- 1.2%
  Alaska State Housing Finance Corp., 6.600%, 12/01/15 .........      $  95,000       $  100,974
                                                                                      ----------
Arizona -- 1.9%
  Phoenix Street & Highway User, 6.250%, 7/01/11 ...............        150,000          162,978
                                                                                      ----------
California -- 12.7%
  California State Department Water Resources, 5.625%, 12/01/12         100,000          105,229
  California State Public Works Lease, 5.500%, 6/01/14 .........        300,000          319,779
  Foothill Eastern Transportation Corridor, Zero Coupon Bond,
    1/01/23 ....................................................        500,000          128,790
  Foothill Eastern Transportation Corridor, 6.000%, 1/01/16 ....        250,000          266,767
  Fresno Sewer Revenue, (AMBAC Insured), 6.250%, 9/01/14 .......        250,000          290,303
                                                                                      ----------
                                                                                       1,110,868
                                                                                      ----------
Colorado -- 1.4%
  El Paso County, Zero Coupon Bond, 9/01/15 ....................        300,000          120,297
                                                                                      ----------
Connecticut -- 5.0%
  Connecticut State Resources Recovery Authority, 7.625%,
    1/01/09 ....................................................        200,000          207,640
  Connecticut State Special Tax Obligation, 6.125%, 9/01/12 ....        200,000          226,300
                                                                                      ----------
                                                                                         433,940
                                                                                      ----------
Florida -- 2.9%
  Florida State, General Obligation, 5.250%, 7/01/15 ...........        250,000          255,467
                                                                                      ----------
Hawaii -- 2.3%
  Honolulu, Hawaii, General Obligation, 5.000%, 10/01/13 .......        200,000          202,822
                                                                                      ----------
Illinois -- 15.6%
  Chicago Metropolitan Water Reclamation, 5.950%, 12/01/07 .....        300,000          335,265
  Chicago O'Hare International Airport, 5.000%, 1/01/16 ........        300,000          292,698
  Chicago, Illinois, General Obligation, (AMBAC Insured),
    5.250%, 1/01/15 ............................................        250,000          252,325
  Illinois Development Finance Authority Pollution Control,
    7.250%, 6/01/11 ............................................         25,000           27,287
  Illinois State Sales Tax Revenue, 6.375%, 6/15/14 ............        150,000          165,569
  Illinois State Sales Tax Revenue, (FGIC Insured), 5.000%,
    6/15/16 ....................................................        300,000          296,115
                                                                                      ----------
                                                                                       1,369,259
                                                                                      ----------
Louisiana -- 2.4%
  Regional Transportation Authority, (FGIC Insured), 8.000%,
    12/01/08 ...................................................        200,000          211,344
                                                                                      ----------

Massachusetts -- 5.9%
  Commonwealth of Massachusetts Water Pollution Control, 5.000%,
    8/01/14 ....................................................        300,000          300,249
  Plymouth County Certificates of Participation, 6.500%, 4/01/01        200,000          213,322
                                                                                      ----------
                                                                                         513,571
                                                                                      ----------
Michigan -- 3.0%
  Detroit, Michigan, (MBIA Insured), 5.000%, 4/01/06 ...........        250,000          259,725
                                                                                      ----------
New Jersey -- 3.6%
  New Jersey State Turnpike Authority, 6.500%, 1/01/08 .........        200,000          230,534
  New Jersey State Turnpike Authority, 6.500%, 1/01/16 .........         75,000           87,466
                                                                                      ----------
                                                                                         318,000
                                                                                      ----------
New York -- 20.6%
  New York City Housing Development Corporation, 5.625%,
    5/01/12 ....................................................        150,000          155,156
  New York City Transitional Finance Authority, 5.000%, 8/15/13         200,000          201,110
  New York City, General Obligation, 7.000%, 8/01/98 ...........          5,000            5,083
  New York State Certificates of Participation, 5.650%, 8/01/02         160,000          168,078
  New York State Dormitory Authority, 6.375%, 7/01/08 ..........        200,000          220,378
  New York State Dormitory Authority, 6.500%, 5/15/05 ..........        250,000          281,895
  New York State Environmental Pollution Control, 5.150%,
    6/15/13 ....................................................        125,000          127,356
  New York State Environmental Pollution Control, 5.750%,
    6/15/10 ....................................................        250,000          276,023
  New York State, General Obligation, 5.250%, 7/15/10 ..........        200,000          208,128
  New York Urban Development Corp., 5.625%, 1/01/07 ............        150,000          157,375
                                                                                      ----------
                                                                                       1,800,582
                                                                                      ----------
North Carolina -- 1.3%
  North Carolina Eastern Municipal Power Agency, 7.250%,
    1/01/07 ....................................................        100,000          116,384
                                                                                      ----------
Pennsylvania -- 1.6%
  Pennsylvania Finance Authority Revenue Bond, 6.600%,
    11/01/09 ...................................................        125,000          138,418
                                                                                      ----------
Puerto Rico -- 2.9%
  Puerto Rico Electric Power Authority, 6.125%, 7/01/09 ........        225,000          254,304
                                                                                      ----------
Rhode Island -- 2.9%
  Rhode Island Convention Center Authority, (MBIA Insured),
    5.000%, 5/15/10 ............................................        250,000          258,387
                                                                                      ----------

Tennessee -- 3.4%
  Metropolitan Nashville Airport, (FGIC Insured), 6.600%,
    7/01/15 ....................................................         30,000           32,635
  Shelby County, General Obligation, 5.900%, 3/01/13 ...........        250,000          268,345
                                                                                      ----------
                                                                                         300,980
                                                                                      ----------
Washington -- 2.8%
  Tacoma, Washington Electric Systems Revenue, (FGIC Insured),
    6.100%, 1/01/07 ............................................        225,000          247,568
                                                                                      ----------
Wyoming -- 3.0%
  Platte County Pollution Control, (MBIA Insured),
    5.100%, 1/01/08 ............................................        250,000          260,950
                                                                                      ----------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Identified Cost $7,901,587)................................                       8,436,818
                                                                                      ----------
-------------------------------------------------------------------------------------------------
Short-Term Investment -- 2.0% of Total Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 12/31/97 at 5.000% to be repurchased at $175,122 on
    1/05/98 collateralized by $140,000 U.S. Treasury Bond,
    8.125%, due 8/15/19 with a value of $178,719 ...............        175,000          175,000
                                                                                      ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $175,000)..................................                         175,000
                                                                                      ----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $8,076,587) (b).........                      $8,611,818
                                                                                      ==========

(a)        See Note 1.
(b)        At December 31, 1997, the net unrealized appreciation on investments based on cost of
           $8,076,587 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $551,992 and $16,761, respectively, resulting in net unrealized appreciation of $535,231.

     Key to Abbreviations:

AMBAC:           American Municipal Bond Assurance Corporation
FGIC:            Federal Guaranty Insurance Corporation
MBIA:            Municipal Bond Insurance Association

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------

LOOMIS SAYLES SHORT-TERM BOND FUND
Portfolio of Investments -- as of December 31, 1997

                                                                    Face
                                                                   Amount               Value (a)
-----------------------------------------------------------------------------------------------------
Bonds And Notes -- 97.0% of Total Net Assets
Aerospace -- 3.0%
  Lockheed Martin Corp., 6.550%, 5/15/99 ....................       $  570,000       $   573,312
                                                                                     -----------
Airlines -- 6.4%
  Delta Air Lines, Inc., 7.790%, 12/01/98 ...................          800,000           811,144
  Northwest Airlines Corp., 8.375%, 3/15/04 .................          400,000           411,816
                                                                                     -----------
                                                                                       1,222,960
                                                                                     -----------
Banking & Finance -- 6.2%
  Capital One Bank, 6.830%, 5/17/99 .........................          560,000           563,181
  Household Bank FSB, 6.250%, 4/01/99 .......................          625,000           626,981
                                                                                     -----------
                                                                                       1,190,162
                                                                                     -----------
Computers -- 3.5%
  Comdisco, Inc., 5.760%, 1/19/99 ...........................          670,000           668,560
                                                                                     -----------
Consumer Services -- 3.0%
  Loewen Group International, Inc., 7.750%, 10/15/01 ........          560,000           583,374
                                                                                     -----------
Electronics -- 1.4%
  Tektronix, Inc., 7.625%, 8/15/02 ..........................          250,000           259,512
                                                                                     -----------
Financial -- 10.3%
  Chrysler Financial Corp., 6.500%, 6/15/98 .................          200,000           200,426
  Fleetwood Credit Grantor Trust, 6.900%, 3/15/12 ...........          436,530           441,502
  Great Western Financial Corp., 6.125%, 6/15/98 ............          605,000           605,266
  Sears Roebuck Acceptance Corp., 6.950%, 5/15/02 ...........          340,000           348,242
  World Omni Automobile Lease, 6.550%, 6/25/02 ..............          367,255           368,970
                                                                                     -----------
                                                                                       1,964,406
                                                                                     -----------
Government Agencies -- 8.2%
  Federal Home Loan Mortgage Corp., 6.500%, 5/15/08 .........          520,000           518,534
  Federal Home Loan Mortgage Corp., 6.500%, 4/01/12 .........          582,370           583,278
  Federal National Mortgage Association, 7.000%, 12/01/11 ...          259,584           263,748
  Federal National Mortgage Association, 7.000%, 12/01/11 ...          195,600           198,738
                                                                                     -----------
                                                                                       1,564,298
                                                                                     -----------
Media & Entertainment -- 6.1%
  News America Holdings, Inc., 9.125%, 10/15/99 .............          400,000           418,388
  Time Warner, Inc., 7.450%, 2/01/98 ........................          545,000           545,398
  Time Warner, Inc., 7.950%, 2/01/00 ........................          200,000           206,148
                                                                                     -----------
                                                                                       1,169,934
                                                                                     -----------
Oil & Gas -- 2.6%
  Occidental Petroleum Corp., 5.850%, 11/09/98 ..............          500,000           498,775
                                                                                     -----------
Paper Products -- 1.9%
  Fort James Corp., 6.625%, 9/15/04 .........................          360,000           361,148
                                                                                     -----------
Real Estate Investment Trusts -- 1.1%
  Oasis Residential, Inc., 7.000%, 11/15/03 .................          200,000           202,844
                                                                                     -----------
Securities -- 9.0%
  Lehman Brothers Holdings, Inc., 6.375%, 6/01/98 ...........          625,000           626,244
  Salomon Brothers, Inc., 7.125%, 8/01/99 ...................          450,000           456,169
  Salomon, Inc., 5.500%, 1/15/99 ............................          640,000           635,482
                                                                                     -----------
                                                                                       1,717,895
                                                                                     -----------
Telecommunications -- 5.2%
  Sprint Spectrum L.P., Zero Coupon Bond, 8/15/06
    (step to 12.500% on 8/15/01) (b) ........................          560,000           434,000
  TCI Communications, Inc., 7.250%, 6/15/99 .................          550,000           556,308
                                                                                     -----------
                                                                                         990,308
                                                                                     -----------
U.S. Government -- 22.8%
  U.S. Treasury Notes, 6.250%, 1/31/02 ......................        2,995,000         3,048,341
  U.S. Treasury Notes, 6.250%, 2/15/03 ......................           90,000            92,039
  U.S. Treasury Strips, Zero Coupon Bond, 2/15/04 ...........        1,710,000         1,207,671
                                                                                     -----------
                                                                                       4,348,051
                                                                                     -----------
Utilities -- 6.3%
  Detroit Edison Co., 6.340%, 3/15/00 .......................          670,000           672,392
  El Paso Electric Co., 7.250%, 2/01/99 .....................          520,000           522,439
                                                                                     -----------
                                                                                       1,194,831
                                                                                     -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $18,353,689)............................                         18,510,370
                                                                                     -----------
Short-Term Investment -- 1.7% of Total Net Assets
  Repurchase Agreement with State Street Bank and Trust Co., dated 12/31/97 at 5.000% to be repurchased at $327,091 on
    1/02/98 collateralized by $330,000 U.S. Treasury Note,
    5.875%, due 1/31/99 with a value of $338,628 ............         $327,000       $   327,000
                                                                                     -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $327,000)...............................                            327,000
                                                                                     -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $18,680,689) (c).....                        $18,837,370
                                                                                     ===========

(a)        See Note 1.
(b)        Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c)        At December 31, 1997, the net unrealized appreciation on investments based on cost of
           $18,681,400 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $177,948 and $21,978, respectively, resulting in net unrealized appreciation of $155,970.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments -- as of December 31, 1997

                                                                    Face
                                                                   Amount               Value (a)
--------------------------------------------------------------------------------------------------
Bonds And Notes -- 99.2% of Total Net Assets
Government Agencies -- 26.1%
  Federal Home Loan Bank, Zero Coupon Bond, 8/04/17 .........     $  5,400,000       $  1,145,880
  Government National Mortgage Association, 7.500%, 8/15/26 .          633,230            648,681
  Government National Mortgage Association, 7.500%, 9/15/27 .        2,191,171          2,244,570
  Tennessee Valley Authority, 8.625%, 11/15/29 ..............          514,000            561,134
                                                                                     ------------
                                                                                        4,600,265
                                                                                     ------------
U.S. Government -- 73.1%
  U.S. Treasury Bonds, 7.250%, 5/15/16 ......................        3,125,000          3,559,563
  U.S. Treasury Bonds, 7.500%, 11/15/24 .....................        3,405,000          4,073,231
  U.S. Treasury Notes, 3.375%, 1/15/07 (b) ..................        2,243,406          2,184,516
  U.S. Treasury Notes, 5.750%, 11/15/00 .....................        2,480,000          2,484,638
  U.S. Treasury Strips, Zero Coupon Bond, 11/15/07 ..........        1,100,000            619,751
                                                                                     ------------
                                                                                       12,921,699
                                                                                     ------------
  TOTAL BONDS AND NOTES
    (Identified Cost $16,903,654)............................                          17,521,964
                                                                                     ------------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $16,903,654) (c).....                        $ 17,521,964
                                                                                     ============

(a)        See Note 1.
(b)        Treasury Inflation Protection Securities (TIPS): Face amount of these notes will be adjusted for changes in the level of inflation as indexed to the non-seasonally adjusted consumer price index (CPI).
(c)        At December 31, 1997, the net unrealized appreciation on investments based on cost of
           $16,904,647 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $618,236 and $919, respectively, resulting in net unrealized appreciation of $617,317.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997
                                                                    Bond                  Global
                                                                    Fund                 Bond Fund
                                                             ------------------       ---------------
ASSETS
  Investments at value:
    Securities ............................................  $  1,247,132,257         $  30,469,679
    Repurchase agreements .................................        22,851,000                     0
                                                             ----------------         -------------
  Total investments .......................................     1,269,983,257            30,469,679
  Cash ....................................................               940                75,421
  Foreign currency at value ...............................                17                   102
  Receivable for:
    Shares of the Fund sold ...............................         8,599,001               891,154
    Securities sold .......................................                 0               739,264
    Forward currency contracts (Note 1D) ..................                 0               320,923
    Dividends and interest -- net .........................        23,328,424               820,391
  Due from the adviser (Note 3) ...........................            61,597                42,570
  Other assets (Note 1J) ..................................               574                   485
                                                             ----------------         -------------
                                                                1,301,973,810            33,359,989
                                                             ----------------         -------------
LIABILITIES
  Payable for:
    Securities purchased ..................................         4,920,357                     0
    Shares of the Fund redeemed ...........................           904,031                51,852
    Forward currency contracts (Note 1D) ..................                 0               156,120
    Dividends declared ....................................                 0                     0
  Accrued expenses:
    Management fees (Note 3) ..............................           651,148                16,713
    Trustees' fees (Note 3B) ..............................             1,416                 1,377
    Accounting and administration (Note 3A) ...............            95,700                 2,708
    Other expenses ........................................           251,324                36,408
                                                             ----------------         -------------
                                                                    6,823,976               265,178
                                                             ----------------         -------------
NET ASSETS ................................................  $  1,295,149,834         $  33,094,811
                                                             ================         =============
  Net Assets consist of:
    Capital paid in .......................................  $  1,255,895,436         $  34,331,365
    Undistributed (or Distribution in excess of)
      net investment income ...............................           (72,275)             (156,023)
    Accumulated net realized gain (loss) ..................         8,517,775               114,281
    Unrealized appreciation (depreciation) on:
      Investments .........................................        30,876,446            (1,342,068)
      Foreign currency transactions .......................           (67,548)              147,256
                                                             ----------------         -------------
NET ASSETS ................................................  $  1,295,149,834         $  33,094,811
                                                             ================         =============
INSTITUTIONAL CLASS:
      Net assets ..........................................  $  1,261,909,723         $  28,400,780
      Shares of beneficial interest outstanding, no par
      value ...............................................        98,367,472             2,400,521
      Net asset value and redemption price per
      Institutional share*                                   $          12.83         $       11.83
RETAIL CLASS:
    Net assets ............................................  $     33,240,111         $   4,694,031
      Shares of beneficial interest outstanding, no par
      value ...............................................         2,592,203               396,765
      Net asset value and redemption price per Retail
      share* ..............................................  $          12.82         $       11.83
Identified cost of investments ............................  $  1,239,106,811         $  31,811,747
                                                             ================         =============


* The redemption price per share for the Institutional and Retail Classes, of the High Yield Fund for shares held less than one year is equal to net asset value less 2% of the amount redeemed.

               See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                            Intermediate                                                                            U.S.
         High                 Maturity            Investment            Municipal           Short-Term           Government
         Yield                  Bond              Grade Bond              Bond                 Bond              Securities
         Fund                   Fund                 Fund                 Fund                 Fund                 Fund
---------------------      ---------------      -------------        ---------------      ---------------      ---------------
       $  7,945,016         $  6,284,543         $  3,072,258         $  8,436,818        $  18,510,370        $  17,521,964
            152,000              306,000              113,000              175,000              327,000                    0
       ------------         ------------         ------------         ------------        -------------        -------------
          8,097,016            6,590,543            3,185,258            8,611,818           18,837,370           17,521,964
                574                  852                  332               12,180                   79               18,826
                  0                    0                    0                    0                    0                    0
            184,850                    0               35,000                    0                    0                  341
                  0                    0                    0                    0                    0                    0
                  0                    0                    0                    0                    0                    0
            147,831              106,132               55,099              138,019              270,438              139,381
             46,634               55,595               57,134               31,866               32,948               26,467
              6,960                5,527                1,037                    0                  784                    0
       ------------         ------------         ------------         ------------        -------------        -------------
          8,483,865            6,758,649            3,333,860            8,793,883           19,141,619           17,706,979
       ------------         ------------         ------------         ------------        -------------        -------------
             38,686                    0                    0                    0                    0                    0
              2,800                    0                    0                    0                7,320                   33
                  0                    0                    0                    0                    0                    0
                  0                    0                    0               10,054               14,794                    0
              4,089                6,743                2,996                8,661               11,038               15,415
              1,377                1,377                1,416                1,377                1,377                1,377
                648                  566                  244                  732                1,368                1,154
             28,611               22,451               22,229               21,115               29,218               20,565
       ------------         ------------         ------------         ------------        -------------        -------------
             76,211               31,137               26,885               41,939               65,115               38,544
       ------------         ------------         ------------         ------------        -------------        -------------
       $  8,407,654         $  6,727,512         $  3,306,975         $  8,751,944        $  19,076,504        $  17,668,435
       ============         ============         ============         ============        =============        =============


       $  8,586,378         $  6,741,690         $  3,195,352         $  8,200,244        $  19,341,755        $  17,963,235

               (313)                (768)                 (44)                   0               (3,124)               3,216
             80,356               23,063               18,408               16,469             (418,808)            (916,326)

           (258,716)             (36,473)              93,436              535,231              156,681              618,310
                (51)                   0                 (177)                   0                    0                    0
       ------------         ------------         ---------------      ------------        -------------         ------------
       $  8,407,654         $  6,727,512         $  3,306,975         $  8,751,944        $  19,076,504        $  17,668,435
       ============         ============         ============         ============        =============        =============
       $  5,266,350         $  6,305,000         $  2,445,392         $  8,751,944        $  18,791,919        $  17,668,435
            520,335              628,544              230,810              748,307            1,926,614            1,651,559
       $      10.12         $      10.03         $      10.59         $      11.70        $        9.75        $       10.70
       $  3,141,304         $    422,512         $    861,583                   --        $     284,585                   --
            310,430               42,123               81,343                   --               29,183                   --
       $      10.12         $      10.03         $      10.59                   --        $        9.75                   --
       $  8,355,732         $  6,627,016         $  3,091,822         $  8,076,587        $  18,680,689        $  16,903,654
       ============         ============         ============         ============        =============        =============


               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997
                                                                                          Global
                                                                     Bond                  Bond
                                                                     Fund                  Fund
                                                                 --------------       ---------------
INVESTMENT INCOME
  Dividends* ................................................      $  2,009,993            $    6,786
  Interest ..................................................        71,767,785             2,009,694
                                                                 --------------            ----------
                                                                     73,777,778             2,016,480
                                                                 --------------            ----------
  Expenses
    Management fees (Note 3) ................................         5,460,675               178,622
    12b-1 fees (Retail Class) ...............................            43,311                 7,484
    Trustees' fees and expenses (Note 3B) ...................             5,929                 5,816
    Accounting and administrative fees (Note 3A) ............           449,885                11,644
    Custodian ...............................................           328,497                75,735
    Transfer agent (Institutional Class) ....................           333,172                25,267
    Transfer agent (Retail Class) ...........................            33,873                21,667
    Audit and tax services ..................................            29,122                25,091
    Legal ...................................................             9,804                 4,690
    Printing ................................................           138,721                 3,777
    Registration fees .......................................           219,956                27,724
    Amortization of organization expenses (Note 1J):
      Institutional Class ...................................                 0                     0
    Amortization of deferred registration costs (Note 1J):
      Institutional Class ...................................                 0                     0
      Retail Class ..........................................            13,394                11,343
    Miscellaneous expenses ..................................                 0                     0
                                                                 --------------            ----------
                                                                      7,066,339               398,860
                                                                 --------------            ----------
    Less expenses assumed by the investment adviser (Note 3)           (197,170)             (123,445)
                                                                 --------------            ----------
  Net investment income (loss) ..............................        66,908,609             1,741,065
                                                                 --------------            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND

  FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments -- net ......................................        27,841,001               699,462
    Foreign currency transactions -- net ....................          (159,264)              276,509
                                                                 --------------            ----------
    Total realized gain (loss) on investments and foreign
      currency transactions .................................        27,681,737               975,971
                                                                 --------------            ----------
  Unrealized appreciation (depreciation) on:
    Investments -- net ......................................        12,005,127            (2,303,180)
    Foreign currency transactions -- net ....................           (58,201)              154,594
                                                                 --------------            ----------
    Total unrealized appreciation (depreciation) on
      investments and foreign currency transactions .........        11,946,926            (2,148,586)
                                                                 --------------            ----------
  Net gain (loss) on investments and foreign currency
    transactions ............................................        39,628,663            (1,172,615)
                                                                 --------------            ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......    $  106,537,272            $  568,450
                                                                 ==============            ==========

 *Net of foreign withholding taxes of $5,732, $1,696, and $182 for the Bond,
  Global Bond, and High Yield Funds, respectively.
**Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                           Intermediate                                                                             U.S.
       High                  Maturity             Investment             Municipal           Short-Term          Government
       Yield                   Bond               Grade Bond               Bond                 Bond             Securities
       Fund                   Fund**                Fund**                 Fund                 Fund                Fund
     ---------              --------              ----------            --------          ----------          -------------
     $  43,956              $      0              $  5,939              $      0          $        0          $        0
       507,793               298,034               151,002               469,008           1,127,685             948,463
     ---------              --------              --------              --------          ----------          ----------
       551,749               298,034               156,941               469,008           1,127,685             948,463
     ---------              --------              --------              --------          ----------          ----------

        34,062                17,125                 8,585                34,082              41,211              55,096
         4,264                   342                   885                     0                 449                   0
         5,816                 5,540                 5,729                 5,816               5,816               5,816
         2,892                 2,158                 1,097                 3,960               7,470               6,187
        63,118                51,290                56,182                46,480              60,751              36,450
        19,019                17,690                18,951                21,061              23,997              22,052
        20,947                16,502                18,251                     0              18,437                   0
        21,091                14,175                14,175                21,091              23,091              21,091
         4,527                 4,534                 3,433                 4,557               4,615               4,593
         2,325                 1,790                 1,784                 1,337               2,900               2,493
        31,176                18,055                18,651                15,057              23,483              15,953

         1,545                     0                     0                     0                 892                   0

        10,657                20,550                21,851                     0                   0                   0
        11,385                   481                 3,670                     0              11,140                   0
             0                 1,760                 2,013                     0               1,884                   0
     ---------              --------              --------              --------          ----------          ----------
       232,824               171,992               175,257               153,441             226,136             169,731
     ---------              --------              --------              --------          ----------          ----------
      (185,981)             (147,955)             (162,568)             (102,318)           (143,266)            (87,087)
     ---------              --------              --------              --------          ----------          ----------
       504,906               273,997               144,252               417,885           1,044,815             865,819
     ---------              --------              --------              --------          ----------          ----------

       281,905                34,360                53,364                70,207               4,131             377,725
          (451)                    0                  (150)                    0                   0                   0
     ---------              --------              --------              --------          ----------          ----------

       281,454                34,360                53,214                70,207               4,131             377,725
     ---------              --------              --------              --------          ----------          ----------

      (263,120)              (36,473)               93,436               291,399              82,076             420,082
           (34)                    0                  (177)                    0                   0                   0
     ---------              --------              --------              --------          ----------          ----------

      (263,154)              (36,473)               93,259               291,399              82,076             420,082
     ---------              --------              --------              --------          ----------          ----------

        18,300                (2,113)              146,473               361,606              86,207             797,807
     ---------              --------              --------              --------          ----------          ----------
     $ 523,206              $271,884              $290,725              $779,491          $1,131,022          $1,663,626
     =========              ========              ========              ========          ==========          ==========

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                         Bond Fund
                                           ------------------------------------
                                               Year Ended         Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $   66,908,609      $ 29,104,161
  Net realized gain (loss) on:
    Investments ............................      27,841,001         9,916,047
    Foreign currency transactions ..........        (159,264)           14,349
  Unrealized appreciation (depreciation) on:
    Investments ............................      12,005,127         1,541,729
    Foreign currency transactions ..........         (58,201)           (4,455)
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................     106,537,272        40,571,831
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income ..................     (65,355,045)      (28,834,672)
    Net realized gain on investments .......     (20,396,586)      (10,362,123)

  RETAIL CLASS
    Net investment income ..................      (1,374,734)                0
    Net realized gain on investments .......        (518,253)                0
                                              --------------      ------------
                                                 (87,644,618)      (39,196,795)
                                              --------------      ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)

    Increase (decrease) in net assets derived from
      capital share transactions ...........     735,013,367       284,158,620
                                              --------------      ------------
  Total increase (decrease) in net assets ..     753,906,021       285,533,656

NET ASSETS
  Beginning of the period ..................     541,243,813       255,710,157
                                              --------------      ------------
  End of the period ........................  $1,295,149,834      $541,243,813
                                              ==============      ============

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $      537,972      $     34,589
                                              ==============      ===========

  End of the period ........................  $      (72,275)     $    537,972
                                              ==============     =============


               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     Global Bond Fund
                                           ------------------------------------
                                               Year Ended         Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $    1,741,065      $  1,015,932
  Net realized gain (loss) on:
    Investments ............................         699,462           592,117
    Foreign currency transactions ..........         276,509           256,616
  Unrealized appreciation (depreciation) on:
    Investments ............................      (2,303,180)          478,651
    Foreign currency transactions ..........         154,594            25,112
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................         568,450         2,368,428
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income ..................      (1,536,299)       (1,502,252)
    In excess of net investment income .....        (277,442)                0
    Net realized gain on investments .......               0                 0

  RETAIL CLASS
    Net investment income ..................        (205,307)                0
    In excess of net investment income .....         (34,122)                0
    Net realized gain on investments .......               0                 0
                                              --------------      ------------
                                                  (2,053,170)       (1,502,252)
                                              -------------       ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)

    Increase (decrease) in net assets derived from
      capital share transactions ...........       8,066,659        15,342,391
                                              --------------      ------------
  Total increase (decrease) in net assets ..       6,581,939        16,208,567

NET ASSETS
  Beginning of the period ..................      26,512,872        10,304,305
                                              --------------      ------------
  End of the period ........................  $   33,094,811        26,512,872
                                              ==============        ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $      (34,950)     $    130,782
                                              ==============      ============
  End of the period ........................  $     (156,023)     $    (34,950)
                                              ==============      ============


               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                     High Yield Fund
                                           ------------------------------------
                                               Year Ended         Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996*
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $      504,906      $     37,520
  Net realized gain (loss) on:
    Investments ............................         281,905                 0
    Foreign currency transactions ..........            (451)              (36)
  Unrealized appreciation (depreciation) on:
    Investments ............................        (263,120)            4,404
    Foreign currency transactions ..........             (34)              (17)
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................         523,206            41,871
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income ..................        (358,018)          (36,708)
    Net realized gain on investments .......        (122,085)                0

  RETAIL CLASS
    Net investment income ..................        (165,367)                0
    Net realized gain on investments .......         (77,373)                0
                                              --------------      ------------
                                                    (722,843)          (36,708)
                                              --------------      ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)

    Increase (decrease) in net assets derived from
      capital share transactions ...........       6,653,668         1,933,717
                                              --------------      ------------
    Redemption Fees (Note 1I) ..............          14,733                 0
                                              --------------      ------------
  Total increase (decrease) in net assets ..       6,468,764         1,938,880

NET ASSETS
  Beginning of the period ..................       1,938,890                10

                                              --------------      ------------
  End of the period ........................  $    8,407,654      $  1,938,890
                                              ==============      ============

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $        8,960      $          0
                                              ==============      ============

  End of the period ........................  $         (313)     $      8,960
                                              ==============      ============

*Commencement of operations, September 11, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                             Intermediate        Investment
                                               Maturity            Grade
                                              Bond Fund          Bond Fund
                                          -----------------  -----------------
                                              Year Ended         Year Ended
                                          -----------------  -----------------
                                          December 31, 1997* December 31, 1997*
                                           -----------------  -----------------

FROM OPERATIONS
  Net investment income (loss) .............  $      273,997      $    144,252
  Net realized gain (loss) on:
    Investments ............................          34,360            53,364
    Foreign currency transactions ..........               0              (150)
  Unrealized appreciation (depreciation) on:
    Investments ............................         (36,473)           93,436
    Foreign currency transactions ..........               0              (177)
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................         271,884           290,725
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income ..................        (261,480)         (116,549)
    In excess of net investment income .....         (21,107)          (18,144)
    Net realized gain on investments .......          (9,770)          (26,811)

  RETAIL CLASS
    Net investment income ..................         (12,922)          (27,969)
    In excess of net investment income .....          (1,154)           (5,864)
    Net realized gain on investments .......            (660)           (9,286)
                                              --------------      ------------
                                                    (307,093)         (204,623)
                                              --------------      ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)

    Increase (decrease) in net assets derived
      from capital share transactions ......       6,762,701         3,220,853
                                              --------------      ------------
  Total increase (decrease) in net assets ..       6,727,492         3,306,955

NET ASSETS
  Beginning of the period ..................              20                20
                                              --------------      ------------
  End of the period ........................  $    6,727,512      $  3,306,975
                                              ==============      ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $            0      $          0
                                              ==============      ============
  End of the period ........................  $         (768)     $        (44)


*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                    Municipal Bond Fund
                                           ------------------------------------
                                               Year Ended        Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $      417,885      $   372,837
  Net realized gain (loss) on:
    Investments ............................          70,207            54,589
    Foreign currency transactions ..........               0                 0
  Unrealized appreciation (depreciation) on:
    Investments ............................         291,399          (147,252)
    Foreign currency transactions ..........               0                 0
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................         779,491           280,174
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..................        (421,574)         (372,889)
    Net realized gain on investments .......         (76,418)          (65,728)
                                              --------------      ------------
                                                    (497,992)         (438,617)
                                              --------------      ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)
    Increase (decrease) in net assets derived from
      capital share transactions ...........        (230,703)          898,750
                                              --------------      ------------
  Total increase (decrease) in net assets ..          50,796           740,307

NET ASSETS
  Beginning of the period ..................       8,701,148         7,960,841
                                              --------------      ------------
  End of the period ........................  $    8,751,944      $  8,701,148
                                              ==============      ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $        3,777      $      3,829
                                              ==============      ============

  End of the period ........................  $            0      $      3,777
                                              ==============      ============


               See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Short-Term Bond Fund
                                           ------------------------------------
                                               Year Ended        Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $    1,044,815      $  1,145,418
  Net realized gain (loss) on:
    Investments ............................           4,131           (48,327)
    Foreign currency transactions ..........               0                 0
  Unrealized appreciation (depreciation) on:
    Investments ............................          82,076          (248,733)
    Foreign currency transactions ..........               0                 0
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................       1,131,022           848,358
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS

  INSTITUTIONAL CLASS
    Net investment income ..................      (1,046,180)       (1,145,361)
    Net realized gain on investments .......               0                 0

  RETAIL CLASS
    Net investment income ..................         (10,909)                0
    Net realized gain on investments .......               0                 0
                                              --------------      ------------
                                                  (1,057,089)       (1,145,361)
                                              --------------      ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)
    Increase (decrease) in net assets derived from
      capital share transactions ...........         773,904        (7,513,762)
                                              --------------      ------------
  Total increase (decrease) in net assets ..         847,837        (7,810,765)

NET ASSETS
  Beginning of the period ..................      18,228,667        26,039,432
                                              --------------      ------------
  End of the period ........................  $   19,076,504        18,228,667
                                              ==============      ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $       10,736      $      8,066
                                              ==============      ============
  End of the period ........................  $       (3,124)     $     10,736
                                              ==============      ============

                 See accompanying notes to financial statements.

LOOMIS SAYLES FIXED INCOME FUNDS
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                             U.S. Government Securities Fund
                                           ------------------------------------
                                               Year Ended        Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $      865,819      $  1,351,371
  Net realized gain (loss) on:
    Investments ............................         377,725          (716,728)
    Foreign currency transactions ..........               0                 0
  Unrealized appreciation (depreciation) on:
    Investments ............................         420,082          (437,793)
    Foreign currency transactions ..........               0                 0
                                              --------------      ------------
    Increase (decrease) in net assets from
      operations ...........................       1,663,626           196,850
                                              --------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..................        (857,571)       (1,334,711)
    Net realized gain on investments .......               0                 0
                                              --------------      ------------
                                                    (857,571)       (1,334,711)
FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)
    Increase (decrease) in net assets derived from
      capital share transactions ...........       2,670,263        (4,169,172)
                                              --------------      ------------
  Total increase (decrease) in net assets ..       3,476,318        (5,307,033)

NET ASSETS
  Beginning of the period ..................      14,192,117        19,499,150
                                              --------------      ------------
  End of the period ........................  $   17,668,435      $ 14,192,117
                                              ==============      ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $       (4,942)     $     (1,533)
                                              ==============      ============
  End of the period ........................  $       (3,216)     $     (4,942)
                                              ==============      ============

                 See accompanying notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                       Bond Fund
                                                                  --------------------
                                                                  Institutional Class
                                                                  --------------------
                                                                          1997
                                                                  --------------------

Net asset value, beginning of period ........................          $   12.38
                                                                       --------
Income from investment operations -
  Net investment income (loss) ..............................               0.86
  Net realized and unrealized gain (loss) on investments ....               0.67
                                                                       --------
    Total from investment operations ........................               1.53
                                                                       --------
Less distributions -
  Dividends from net investment income ......................              (0.86)
  Distributions in excess of net investment income ..........               0.00
  Distributions from net realized capital gains .............              (0.22)
                                                                       --------
    Total distributions .....................................              (1.08)
                                                                       ---------
Net asset value, end of period ..............................          $   12.83
                                                                       =========
Total return (%)(c) .........................................               12.7
Net assets, end of period (000) .............................         $1,261,910
Ratio of operating expenses to average net assets (%)(b)(d) .               0.75
Ratio of net investment income to average net assets (%)(b) .               7.36
Portfolio turnover rate (%)(a) ..............................                 41
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) .               0.77
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............          $    0.85

  *  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                     Bond Fund
---------------------------------------------------------------------------------------------------------------
                                  Institutional Class                                             Retail Class
---------------------------------------------------------------------------------                -------------
  1996                   1995                    1994                    1993                        1997*
---------               ---------               ---------               --------                    --------
$  12.29                $  10.05                $  11.37                $  10.36                    $  12.38
---------               ---------               ---------               --------                    ---------

    0.86                    0.82                    0.83                    0.84                        0.84(e)
    0.35                    2.32                   (1.29)                   1.43                        0.65
---------               ---------               ---------               ---------                   ---------
    1.21                    3.14                   (0.46)                   2.27                        1.49
---------               ---------               ---------               ---------                   ---------

   (0.86)                  (0.82)                  (0.84)                  (0.81)                      (0.83)
    0.00                    0.00                   (0.02)                   0.00                        0.00
   (0.26)                  (0.08)                   0.00                   (0.45)                      (0.22)
---------               ---------               ---------               ---------                   ---------
   (1.12)                  (0.90)                  (0.86)                  (1.26)                      (1.05)
---------               ---------               ---------               ---------                   ---------
$  12.38                $  12.29                $  10.05                $  11.37                    $  12.82
========                ========                ========                ========                    ========
    10.3                    32.0                    (4.1)                   22.2                        12.4
$541,244                $255,710                $ 82,985                $ 64,222                    $ 33,240
    0.75                    0.79                    0.84                    0.94                        1.00
    7.93                    8.34                    7.92                    8.26                        7.09
      42                      35                      87                     170                          41

    0.75                    0.79                    0.84                    0.94                        1.20

 $  0.86                $   0.82                $   0.83                $   0.84                    $   0.82(e)

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
Year Ended December 31,

                                                             Global Bond Fund
                                                           --------------------
                                                           Institutional Class
                                                           --------------------
                                                                  1997
                                                               ---------
Net asset value, beginning of period .....................     $  12.35
                                                               ---------
Income from investment operations -
  Net investment income (loss) ...........................         0.71
  Net realized and unrealized gain (loss) on investments .        (0.42)
                                                               --------
    Total from investment operations .....................         0.29
                                                               --------
Less distributions -
  Dividends from net investment income ...................        (0.69)
  Distributions in excess of net investment income .......        (0.12)
  Distributions from capital .............................         0.00
  Distributions from net realized capital gains ..........         0.00
                                                               --------
    Total distributions ..................................        (0.81)
                                                               --------
Net asset value, end of period ...........................     $  11.83
                                                               ========
Total return (%)(c) ......................................          2.3
Net assets, end of period (000) ..........................     $ 28,401
Ratio of operating expenses to average net assets (%)(b)(d)        0.90
Ratio of net investment income to average net assets (%)(b)        5.88
Portfolio turnover rate (%)(a) ...........................           75
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in Note
  3 to the Financial Statements would have been (%)(b) ........    1.22
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ................$   0.67

  *  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
Year Ended December 31,

                                                  Global Bond Fund
------------------------------------------------------------------------------------------------------------
                                  Institutional Class                                           Retail Class
-------------------------------------------------------------------------------                 ------------
  1996                    1995                   1994                    1993                       1997*
-------                 -------                --------            ------------                    --------
$ 11.39                 $  9.82                $  11.06                $  10.32                    $  12.35
-------                 -------                --------                --------                    --------
   0.44                    1.04                    0.67                    0.54                        0.63(e)
   1.27                    1.31                   (1.63)                   0.96                       (0.37)
-------                 -------                --------                --------                    --------
   1.71                    2.35                   (0.96)                   1.50                        0.26
-------                 -------                --------                --------                    --------
  (0.75)                  (0.78)                  (0.04)                  (0.49)                      (0.69)
   0.00                    0.00                    0.00                    0.00                       (0.09)
   0.00                    0.00                   (0.24)                   0.00                        0.00
   0.00                    0.00                    0.00                   (0.27)                       0.00
-------                 -------                --------                --------                    --------
  (0.75)                  (0.78)                  (0.28)                  (0.76)                      (0.78)
-------                 -------                --------                --------                    --------
$ 12.35                 $ 11.39                $   9.82                $  11.06                    $  11.83
=======                 =======                ========                ========                    ========
   15.0                    23.9                    (8.7)                   14.6                         2.0
$26,513                 $10,304                $ 25,584                $ 21,378                    $  4,694
   1.50                    1.50                    1.30                    1.50                        1.15
   6.37                    8.17                    7.02                    5.54                        5.60
    131                     148                     153                     150                          75

   1.77                    1.69                    1.30                    1.51                        2.44

$  0.42                 $  1.02                $   0.67                $   0.54                     $  0.49(e)

                                                                              High Yield Fund
                                                           ----------------------------------------------------
                                                                 Institutional Class             Retail Class
                                                           -------------------------------       ------------
                                                              1997                1996*             1997*
                                                            --------            ---------         ---------
Net asset value, beginning of period ....................   $  10.11            $  10.00          $  10.11
                                                            --------            --------          --------
Income from investment operations -
  Net investment income (loss) ..........................       0.83                0.20              0.85(e)
  Net realized and unrealized gain (loss) on investments        0.27                0.11              0.23
                                                            --------            --------          --------
    Total from investment operations ....................       1.10                0.31              1.08
                                                            --------            --------          --------
Less distributions -
  Dividends from net investment income ..................      (0.86)              (0.20)            (0.84)
  Distributions from net realized capital gains .........      (0.26)               0.00             (0.26)
                                                            --------            --------          --------
    Total distributions .................................      (1.12)              (0.20)            (1.10)
                                                            --------            --------          --------
Redemption Fees .........................................       0.03                0.00              0.03
                                                            --------            --------          --------
Net asset value, end of period ..........................   $  10.12            $  10.11          $  10.12
                                                            ========            ========          ========

Total return (%)(a)(c) ..................................       11.4                 3.1              11.2
Net assets, end of period (000) .........................   $  5,266            $  1,939          $  3,141
Ratio of operating expenses to average net assets
  (%)(b)(d) .............................................       0.75                0.75              1.00
Ratio of net investment income to average net
  assets (%)(b) .........................................       8.96                8.85              8.75
Portfolio turnover rate (%)(a) ..........................         68                   0                68
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements would
  have been (%)(b) ......................................       3.81               12.06              4.79
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would have
  been: .................................................    $  0.54            $  (0.05)          $  0.48(e)

  *  Commencement of operations on September 11, 1996, and January 2, 1997, for the
     Institutional and Retail Classes, respectively.
(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                             Intermediate Maturity Bond Fund
                                                     ----------------------------------------------
                                                       Institutional Class            Retail Class
                                                     ------------------------       ---------------
                                                              1997*                       1997*
                                                              -----                       -----
Net asset value, beginning of period ...........            $  10.00                    $  10.00
                                                            ========                    ========
Income from investment operations -
  Net investment income (loss)(e) ..............                0.64                        0.64
  Net realized and unrealized gain (loss) on
    investments ................................                0.00                       (0.02)
                                                            --------                    --------
    Total from investment operations ...........                0.64                        0.62
                                                            --------                    --------
Less distributions -
  Dividends from net investment income .........               (0.56)                      (0.54)
  Distributions in excess of net investment
    income .....................................               (0.03)                      (0.03)
  Distributions from net realized capital gains                (0.02)                      (0.02)
                                                            --------                    --------
    Total distributions ........................               (0.61)                      (0.59)
                                                            --------                    --------
Net asset value, end of period .................            $  10.03                    $  10.03
                                                            ========                    ========
Total return (%)(c) ............................                 6.4                         6.2
Net assets, end of period (000) ................            $  6,305                    $    423
Ratio of operating expenses to average net
  assets (%)(b)(d) .............................                0.55                        0.80
Ratio of net investment income to average net
  assets
  (%)(b) .......................................                6.38                        6.13
Portfolio turnover rate (%)(a) .................                 119                         119
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements would have been
  (%)(b) .......................................                3.66                       14.56
Without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements net investment income per
  share would have been: .......................            $  0.29                     $  (0.50)

  *  Commencement of operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                                Investment Grade Bond Fund
                                                       ----------------------------------------------
                                                         Institutional Class           Retail Class
                                                       -----------------------       ----------------
                                                              1997*                       1997*
                                                             -----                       -----
Net asset value, beginning of period ............           $  10.00                    $  10.00
                                                            --------                    --------
Income from investment operations -
  Net investment income (loss) ..................               0.65                        0.62(e)
  Net realized and unrealized gain (loss) on
    investments .................................               0.77                        0.78
                                                            --------                    --------
    Total from investment operations ............               1.42                        1.40
                                                            --------                    --------
Less distributions -
  Dividends from net investment income ..........              (0.63)                      (0.62)
  Distributions in excess of net investment
    income ......................................              (0.08)                      (0.07)
  Distributions from net realized capital gains .              (0.12)                      (0.12)
                                                            --------                    --------
    Total distributions .........................              (0.83)                      (0.81)
                                                            --------                    --------
Net asset value, end of period ..................           $  10.59                    $  10.59
                                                            ========                    ========
Total return (%)(c) .............................               14.5                        14.3
Net assets, end of period (000) .................           $  2,445                    $    862
Ratio of operating expenses to average net assets
  (%)(b)(d) .....................................               0.55                        0.80
Ratio of net investment income to average net
  assets (%)(b) .................................               6.74                        6.51
Portfolio turnover rate (%)(a) ..................                112                        112
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements would have been (%)(b) ...               7.59                       10.95
Without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements net investment income per
  share would have been: ........................           $  (0.03)                   $  (0.31)

  *  Commencement of operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      Municipal Bond Fund
                                                                    -----------------------
                                                                      Institutional Class
                                                                    -----------------------
                                                                             1997
                                                                    -----------------------
Net asset value, beginning of period .........................             $  11.29
                                                                           --------
Income from investment operations -
  Net investment income (loss) ...............................                 0.56
  Net realized and unrealized gain (loss) on investments .....                 0.51
                                                                           --------
    Total from investment operations .........................                 1.07
                                                                           --------
Less distributions -
  Dividends from net investment income .......................                (0.56)
  Distributions from net realized capital gains ..............                (0.10)
                                                                           --------
    Total distributions ......................................                (0.66)
                                                                           --------
Net asset value, end of period ...............................             $  11.70
                                                                           ========
Total return (%)(a) ..........................................                  9.8
Net assets, end of period (000) ..............................             $  8,752
Ratio of operating expenses to average net assets (%)(b) .....                 0.60
Ratio of net investment income to average net assets (%) .....                 4.90
Portfolio turnover rate (%) ..................................                   50
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) .....                 1.80
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............             $   0.42

(a)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

                                             Municipal Bond Fund
-----------------------------------------------------------------------------------------------------
                                             Institutional Class
-----------------------------------------------------------------------------------------------------
   1996                           1995                           1994                           1993
--------                       --------                       --------                       --------
$  11.53                       $  10.41                       $  11.54                       $  10.95
--------                       --------                                                      --------

    0.52                           0.52                           0.52                           0.51
   (0.15)                          1.16                          (1.13)                          0.74
--------                       --------                                                      --------
    0.37                           1.68                          (0.61)                          1.25
--------                       --------                                                      --------

   (0.52)                         (0.52)                         (0.52)                         (0.51)
   (0.09)                         (0.04)                          0.00                          (0.15)
--------                       --------                                                      --------
   (0.61)                         (0.56)                         (0.52)                         (0.66)
--------                       --------                                                      --------
$  11.29                       $  11.53                       $  10.41                       $  11.54
========                       ========                       ========                       ========
     3.3                           16.5                           (5.4)                          11.6
$  8,701                       $  7,961                       $  7,270                       $  5,160
    1.00                           1.00                           1.00                           1.00
    4.61                           4.72                           4.79                           4.50
      38                             41                             28                             36

    2.31                           2.02                           2.37                           3.22

$   0.37                       $   0.41                       $   0.37                       $   0.26

                                                         Short Term Bond Fund
                                                         ---------------------
                                                          Institutional Class
                                                          -------------------
                                                                 1997
                                                                ------
Net asset value, beginning of period ........................  $      9.70
                                                               -----------
Income from investment operations -
  Net investment income (loss) ..............................         0.61
  Net realized and unrealized gain (loss) on investments ....         0.06
                                                               -----------
    Total from investment operations ........................         0.67
                                                               -----------
Less distributions -
  Dividends from net investment income ......................        (0.62)
  Distributions from net realized capital gains .............         0.00
                                                               -----------
    Total distributions .....................................        (0.62)
                                                               -----------
Net asset value, end of period ..............................  $      9.75
                                                               ===========
Total return (%)(c) .........................................          7.1
Net assets, end of period (000) .............................      $18,792
Ratio of operating expenses to average net assets (%)(b)(d) .         0.50
Ratio of net investment income to average net assets (%) ....         6.34
Portfolio turnover rate (%)(a) ..............................           91
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) .         1.19
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............  $      0.55

  *  From commencement of class operations on January 2, 1997.
(a)  Periods less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

                                                Short Term Bond Fund
----------------------------------------------------------------------------------------------------------
                                  Institutional Class                                         Retail Class
------------------------------------------------------------------------------------------    ------------
   1996                   1995                    1994                    1993                    1997*
----------              --------                 ------                 --------                --------
$  9.81                 $   9.46                $  9.95                 $  9.87                 $  9.70
---------               --------                -------                 --------                -------

   0.55                    0.63                    0.66                    0.59                    0.59
  (0.11)                   0.35                   (0.49)                   0.08                    0.06
---------               -------                 -------                 --------                -------
   0.44                    0.98                    0.17                    0.67                    0.65
---------               -------                 -------                 --------                -------

  (0.55)                  (0.63)                  (0.66)                  (0.59)                  (0.60)
   0.00                    0.00                    0.00                    0.00                    0.00
---------               -------                 -------                 --------                -------
  (0.55)                  (0.63)                  (0.66)                  (0.59)                  (0.60)
---------               -------                 -------                 --------                -------
$  9.70                 $  9.81                 $  9.46                 $  9.95                 $  9.75
=======                 =======                 =======                 =======                 =======
    4.7                    10.6                     1.8                     7.0                     6.9
$18,229                 $26,039                 $19,440                 $15,226                 $   285
   1.00                    1.00                    1.00                    1.00                    0.75
   5.69                    6.46                    6.88                    5.97                    6.04
    120                     214                      34                      81                      91

   1.17                    1.03                    1.33                    1.55                   17.77

$  0.53                 $  0.62                 $  0.63                 $  0.54                $  (1.08)

                                                                   U.S.
                                                                Government
                                                             Securities Fund
                                                         -----------------------
                                                            Institutional Class
                                                         -----------------------
                                                                     1997
                                                                 -----------
Net asset value, beginning of period .........................    $  10.08
                                                                  --------
Income from investment operations -
  Net investment income (loss) ...............................        0.63
  Net realized and unrealized gain (loss) on investments .....        0.61
                                                                  --------
    Total from investment operations .........................        1.24
                                                                  --------
Less distributions -
  Dividends from net investment income .......................       (0.62)
  Distributions from net realized capital gains ..............        0.00
                                                                  --------
    Total distributions ......................................       (0.62)
                                                                  --------
Net asset value, end of period ...............................    $  10.70
                                                                  ========

Total return (%)(a) ..........................................        12.7
Net assets, end of period (000) ..............................   $  17,668
Ratio of operating expenses to average net assets (%)(b) .....        0.60
Ratio of net investment income to average net assets (%) .....        6.29
Portfolio turnover rate (%) ..................................         156
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%) .....        1.23
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...............     $  0.57

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

                                       U.S. Government Securities Fund
--------------------------------------------------------------------------------------------------------
                                             Institutional Class
--------------------------------------------------------------------------------------------------------
      1996                           1995                           1994                           1993
  ----------                       --------                      --------                       --------
   $  10.64                        $  9.22                       $  10.53                       $  10.45
   --------                        -------                       --------                       --------

       0.68                           0.66                           0.64                           0.64
      (0.57)                          1.42                          (1.30)                          1.00
   --------                        -------                       --------                       --------
       0.11                           2.08                          (0.66)                          1.64
   --------                        -------                       --------                       --------

      (0.67)                         (0.66)                         (0.65)                         (0.65)
       0.00                           0.00                           0.00                          (0.91)
   --------                        -------                       --------                       --------
      (0.67)                         (0.66)                         (0.65)                         (1.56)
   --------                        -------                       --------                       --------
   $  10.08                        $ 10.64                       $   9.22                       $  10.53
   ========                        =======                       ========                       ========
        1.3                           23.0                           (6.3)                          15.7
   $ 14,192                        $19,499                       $ 17,341                       $ 18,317
       1.00                           1.00                           1.00                           1.00
       6.23                           6.47                           6.60                           5.95
        137                            169                            242                            277

       1.19                           1.22                           1.22                           1.29

   $   0.66                        $  0.64                       $   0.62                       $   0.61

LOOMIS SAYLES FIXED INCOME FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. The Loomis Sayles Funds is comprised of seventeen no-load mutual funds (the "Funds").

Each Fund is a series of the Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

Fixed Income Funds                                    Equity Funds
------------------                                    ------------
Loomis Sayles Bond Fund                               Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                        Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                         Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund         Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund              Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                     Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                    Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund         Loomis Sayles Strategic Value Fund
                                                      Loomis Sayles Worldwide Fund

The Fixed Income Funds (excluding the Municipal Bond and U.S. Government Securities Funds which only offer Institutional shares) offer Institutional and Retail Class shares. Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. The Fixed Income Funds commenced sale of the Retail Class shares on January 2, 1997. On this date, the original class of shares was renamed the Institutional Class. Retail and Institutional Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to its distribution plan.

On October 27, 1997, the Board of Trustees approved the creation of an additional class of shares ("Admin Class") for the Bond Fund. These shares are subject to distribution fees at an annual rate of 0.25% of the Fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and to administrative fees at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Admin Class. Beginning January 2, 1998, the Admin Class shares can be purchased through certain broker dealers and financial intermediaries, who are record owners of the shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fixed Income Funds:

A. SECURITY VALUATION -- Long term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future fund portfolio holdings will be denominated.

Forward currency contracts are valued at the forward currency exchange rate and marked-to-market daily. The change in market value is recorded as unrealized appreciation (depreciation) on foreign currency transactions in the Funds' Statements of Assets and Liabilities. Realized gains (losses) at the close of a contract are recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying price of the Fund's investment securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

These contracts involve risks in excess of the unrealized appreciation (depreciation) reflected in the Funds' Statements of Assets and Liabilities. At December 31, 1997, the Global Bond Fund had the following open forward foreign exchange contracts:

                                    Local     Aggregate            Unrealized
                       Delivery   Currency      Face      Total  Appreciation
                         Date      Amount      Amount     Value  (Depreciation)
                       --------   --------   ----------   -----  --------------
Japanese Yen (sell)     1/30/98 170,000,000 $1,429,773 $1,309,214  $120,559
Japanese Yen (buy)      1/30/98  24,000,000    192,864    184,830    (8,034)
Japanese Yen (buy)      1/30/98  23,000,000    177,991    177,129      (862)
Japanese Yen (buy)      1/30/98  15,000,000    119,218    115,519    (3,699)
Japanese Yen (buy)      1/30/98  12,000,000     92,886     92,415      (471)
Netherland Guilder
  (sell)                1/30/98   6,850,000  3,485,828  3,386,601    99,227
Netherland Guilder
  (buy)                 1/30/98   6,850,000  3,445,068  3,386,601   (58,467)
Deutsche Mark (sell)    4/28/98   2,346,615  1,365,502  1,313,609    51,893
Deutsche Mark (buy)     4/28/98   2,346,615  1,365,502  1,313,609   (51,893)
Netherland Guilder
  (sell)                4/28/98   1,083,000    563,065    538,182    24,883
Netherland Guilder
  (buy)                 4/28/98   1,083,000    547,301    538,182    (9,119)
Netherland Guilder
  (sell)                4/30/98   2,800,000  1,415,929  1,391,568    24,361
Netherland Guilder
  (buy)                 4/30/98   2,800,000  1,415,143  1,391,568   (23,575)
                                                                   ---------
                                                                   $ 164,803
                                                                   ---------

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the Municipal Bond Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust are directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned between funds in the Trust.

Investment income, realized and unrealized gains and losses, and the common expenses of a fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. WHEN-ISSUED SECURITIES -- Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments. At December 31, 1997, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At December 31, 1997, the following Funds had net tax basis capital loss carryforwards of which may be applied against any realized net taxable gains of each succeeding year until fully utilized or expired, whichever occurs first:

Fund                                                                  Amount
----                                                                  ------
Short-Term Bond Fund .............................................  $418,097*
U.S. Government Securities Fund ..................................   915,332**

 *$129,507 and $288,590 will expire on December 31, 2002 and 2003, respectively.
**$177,989 and $737,343 will expire on December 31, 2002 and 2003, respectively.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Municipal Bond Fund and Short-Term Bond Fund declare dividends daily to shareholders of record at the time and pay dividends monthly. The Bond, High Yield, Intermediate Maturity Bond, Investment Grade Bond and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Global Bond Fund declares and pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the funds. Income and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales and excise tax regulations, non-deductible organization costs, and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains dividends are determined on a fund level.

I. REDEMPTION FEES -- Shares held in the High Yield Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed. For the period ended December 31, 1997, the redemption fees amounted to $10,099 and $4,634, for the Institutional and Retail Classes, respectively.

J. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- In 1992, costs approximating $7,800 were incurred in connection with the organization of the Short-Term Bond Fund. These costs were paid by the Fund and have been amortized by the Fund over 60 months to its Institutional Class.

In 1996, costs approximating $24,600 were incurred in connection with the initial registration and organization of the High Yield Fund. These costs were paid by the Fund and are being amortized by the Fund to its Institutional Class as follows: $16,100 in initial registration costs over 12 months and $8,500 in organization costs over 60 months.

In 1997, the following costs were incurred in connection with the respective Fund's initial registration of its Retail Class shares which were offered for sale beginning on January 2, 1997. These costs are being amortized to the respective Fund's Retail Class over 12 months:

Bond Fund ............................................................ $13,968
Global Bond Fund .....................................................  11,829
High Yield Fund ......................................................  11,907
Short-Term Bond Fund .................................................  11,924

In addition, in 1997 the following costs were incurred in connection with the respective Fund's initial registration of its Institutional and Retail Class shares. These costs are amortized over 12 months and allocated to each class of shares on a pro rata basis:

Intermediate Maturity Bond Fund .....................................  $26,557
Investment Grade Bond Fund ..........................................   26,557

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended December 31, 1997, were as follows:

                                                                         Purchases
                                                           -------------------------------------
                                                                U.S. Government         Other
                                                              -------------------     ---------
Bond Fund ...............................................         $181,709,574      $845,789,363
Global Bond Fund ........................................            1,363,832        25,538,059
High Yield Fund .........................................              474,531         8,989,267
Intermediate Maturity Bond Fund .........................            4,496,490         6,433,545
Investment Grade Bond Fund ..............................            1,803,661         3,318,758
Municipal Bond Fund .....................................            1,188,645         2,936,622
Short-Term Bond Fund ....................................           12,375,847         2,890,439
U.S. Government Securities Fund .........................           24,026,000                 0

                                                                           Sales
                                                           -------------------------------------
                                                             U.S. Government         Other
                                                           -------------------      --------
Bond Fund ...............................................         $ 66,480,221      $294,744,716
Global Bond Fund ........................................            4,263,972        16,623,626
High Yield Fund .........................................              461,488         3,111,676
Intermediate Maturity Bond Fund .........................            3,044,132         1,603,979
Investment Grade Bond Fund ..............................            1,430,698           793,262
Municipal Bond Fund .....................................            1,193,879         3,155,556
Short-Term Bond Fund ....................................           12,402,558         2,371,697
U.S. Government Securities Fund .........................           21,467,253                 0

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended December 31, 1997, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended December 31, 1997, provided for fees at the following annual percentage rate of each Fund's average daily assets:

                                                                    Annual
                                                                  Percentage
                    Fund                                             Rate
                    ----                                          ----------
Bond Fund ...................................................       0.60%
Global Bond Fund ............................................       0.60%
High Yield Fund .............................................       0.60%
Intermediate Maturity Bond Fund .............................       0.40%
Investment Grade Bond Fund ..................................       0.40%
Municipal Bond Fund .........................................       0.40%
Short-Term Bond Fund ........................................       0.25%
U.S. Government Securities Fund .............................       0.40%

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Institutional Class shares of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                    Annual
                                                                  Percentage
                    Fund                                             Rate
                    ----                                          ----------
Bond Fund ...................................................       0.75%
Global Bond Fund ............................................       0.90%
High Yield Fund .............................................       0.75%
Intermediate Maturity Bond Fund .............................       0.55%
Investment Grade Bond Fund ..................................       0.55%
Municipal Bond Fund .........................................       0.60%
Short-Term Bond Fund ........................................       0.50%
U.S. Government Securities Fund .............................       0.60%

Loomis Sayles also voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Retail Class shares of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                    Annual
                                                                  Percentage
                    Fund                                             Rate
                    ----                                          ----------
Bond Fund ...................................................       1.00%
Global Bond Fund ............................................       1.15%
High Yield Fund .............................................       1.00%
Intermediate Maturity Bond Fund .............................       0.80%
Investment Grade Bond Fund ..................................       0.80%
Short-Term Bond Fund ........................................       0.75%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. OTHER EXPENSES -- Through May 31, 1997, New England Funds, L.P. (a subsidiary of New England Investment Companies) performed certain administrative, accounting and other services for the Trust. The expenses of those services, which were paid by the Trust, include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing, financial reporting functions and clerical functions relating to the Funds, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and reports and questionnaires for SEC compliance. For the period ended May 31, 1997 these expenses amounted to $66,997 for the eight Loomis Sayles Funds presented herein and are shown separately in the financial statements as Accounting and Administrative fees. Effective June 1, 1997, Loomis Sayles contracted with State Street Bank and Trust Company ("State Street") as Administrator to perform these services.

B. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

C. SHAREHOLDERS -- At December 31, 1997, Loomis Sayles held 14,104 shares of beneficial interest in the Municipal Bond Fund and 56,715 shares of beneficial interest in the High Yield Fund and 108,128 shares of the Investment Grade Bond Fund. In addition, Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles & Company Incorporated, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                             Profit
                                           Pension           Sharing
                                            Plan              Plan
                                           -------           -------
Bond Fund .............................    661,193         1,102,859
Global Bond Fund ......................    641,304           233,906
High Yield Fund .......................          0           150,409
Intermediate Maturity Bond Fund .......    205,192           118,589
Investment Grade Bond Fund ............          0            62,927
Short-Term Bond Fund ..................     52,284           223,551
U.S. Government Securities Fund .......    538,396           266,466

4. CREDIT RISK -- The Bond Fund may invest up to 35%, the Global Bond and Short-Term Bond Funds each may invest up to 20%, the Intermediate Maturity Bond and the Investment Grade Bond Funds each may invest up to 10%, and the High Yield Fund will normally invest at least 65% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. FOREIGN SECURITIES -- Each Fund (except the Municipal Bond and U.S. Government Securities Funds) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

6. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the periods ended December 31, 1997 and 1996:

                                                             Loomis Sayles Bond Fund
                                     ------------------------------------------------------------------------
                                                Period Ended                         Period Ended
                                              December 31, 1997                    December 31, 1996
                                     -----------------------------------  -----------------------------------
Institutional Class Shares                  Shares            Amount             Shares            Amount
--------------------------                  ------            ------             ------            ------
Issued from the sale of shares ....       63,069,086       $809,023,819        30,770,089       $380,541,907
Issued in connection with the
  reinvestment of:
Dividends from investment income ..        4,161,568         53,391,457         1,888,855         23,025,701
Distributions from net realized
  gains on investment .............        1,331,267         17,074,295           704,026          8,749,675
Redeemed ..........................      (13,902,007)      (177,561,664)      (10,467,220)      (128,158,663)
                                          ----------       ------------        ----------       ------------
Net change ........................       54,659,914       $701,927,907        22,895,750       $284,158,620
                                          ==========       ============        ==========       ============

Retail Class Shares*                        Shares            Amount
--------------------                        ------            ------
Issued from the sale of shares ....        2,944,758       $ 37,693,272
Issued in connection with the
  reinvestment of:
Dividends from investment income ..           88,526          1,140,035
Distributions from net realized
  gains on investments ............           35,722            457,759
Redeemed ..........................         (476,803)        (6,205,606)
                                           ---------       ------------
Net change ........................        2,592,203       $ 33,085,460
                                           =========       ============

*From January 2, 1997 (commencement of class operations).

                                                             Loomis Sayles Global Bond Fund
                                            ----------------------------------------------------------------
                                                     Period Ended                     Period Ended
                                                  December 31, 1997                December 31, 1996
                                            ------------------------------  --------------------------------
Institutional Class Shares                   Shares           Amount             Shares            Amount
--------------------------                   ------           ------             ------            ------
Issued from the sale of shares ....          450,349         $5,703,587         1,525,167        $18,653,771
Issued in connection with the
  reinvestment of:
Dividends from investment income ..          141,324          1,676,109            92,817          1,145,834
Distributions from net realized gains
  on investments ..................                0                  0                 0                  0
Redeemed ..........................         (338,278)        (4,226,586)         (375,310)        (4,457,214)
                                              ------         ----------          --------         ----------
Net change ........................          253,395         $3,153,110         1,242,674        $15,342,391

Retail Class Shares*                         Shares           Amount
                                             ------           ------
Issued from the sale of shares ....          568,889         $7,115,633
Issued in connection with the
  reinvestment of:
Dividends from investment income ..           18,404            218,453
Distributions from net realized gains
  on investments ..................                0                  0
Redeemed ..........................         (190,528)        (2,420,537)
                                            --------         ----------
Net change ........................          396,765         $4,913,549
                                             =======         ==========
*From January 2, 1997 (commencement of class operations).

                                                              Loomis Sayles High Yield Fund
                                              --------------------------------------------------------------
                                                       Period Ended                    Period Ended
                                                    December 31, 1997               December 31, 1996*
                                              ------------------------------  ------------------------------
Institutional Class Shares                   Shares           Amount             Shares            Amount
--------------------------                   ------           ------             ------            ------

Issued from the sale of shares ............  345,923         $3,577,772           189,979         $1,915,483
Issued in connection with the reinvestment
  of:
Dividends from investment income ..........   30,218            313,530             3,048             30,815
Distributions from net realized gains on
  investment ...............................  10,940            111,043                 0                  0
Redeemed ................................... (58,540)          (600,500)           (1,234)           (12,581)
                                             -------           --------            ------            -------
Net change ................................. 328,541         $3,401,845           191,793         $1,933,717
                                             =======         ==========           =======         ==========

Retail Class Shares**                         Shares          Amount
---------------------                         ------          ------

Issued from the sale of shares ............. 343,422         $3,602,850
Issued in connection with the reinvestment
  of:
Dividends from investment income ...........  13,730            142,625
Distributions from net realized gains on
  investment ...............................   6,441             65,308
Redeemed ................................... (53,163)          (558,960)
                                              ------         ----------
Net change ................................. 310,430         $3,251,823
                                             =======         ==========

 *From September 11, 1996 (commencement of operations).
**From January 2, 1997 (commencement of class operations).

                                  Loomis Sayles Intermediate Maturity Bond Fund
                                  ---------------------------------------------
                                                   Period Ended
                                                 December 31, 1997*
                                           ------------------------------
Institutional Class Shares                   Shares           Amount
--------------------------                   ------           ------

Issued from the sale of shares ............. 713,449         $7,196,630
Issued in connection with the reinvestment
  of:
Dividends from investment income ...........  25,621            260,248
Distributions from net realized gains on
  investment ...............................     875              8,824
Redeemed ...................................(111,401)        (1,136,539)
                                             -------         ----------
Net change ................................. 628,544         $6,329,163
                                             =======         ==========

Retail Class Shares                           Shares           Amount
-------------------                           ------           ------
Issued from the sale of shares .............  40,713         $  419,211
Issued in connection with the reinvestment
  of:
Dividends from investment income ...........   1,346             13,686
Distributions from net realized gains on
  investment ...............................      64                641
Redeemed ...................................       0                  0
                                              ------         ----------
Net change .................................  42,123         $  433,538
                                              ======         ==========

*From January 2, 1997 (commencement of operations).

                                      Loomis Sayles Investment Grade Bond Fund
                                      ----------------------------------------
                                                     Period Ended
                                                  December 31, 1997*
                                            ------------------------------
Institutional Class Shares                    Shares          Amount
--------------------------                    ------          ------

Issued from the sale of shares ............  217,283         $2,218,354
Issued in connection with the reinvestment
  of:
Dividends from investment income ..........   11,908            125,624
Distributions from net realized gains on
  investment ..............................    2,308             24,442
Redeemed ..................................     (689)            (7,042)
                                              ------         ----------
Net change ................................  230,810         $2,361,378
                                             =======         ==========


Retail Class Shares                           Shares          Amount
------------------                            ------          ------
Issued from the sale of shares ............   80,460         $  849,980
Issued in connection with the reinvestment
  of:
Dividends from investment income ...........   3,126             33,280
Distributions from net realized gains on
  investment ...............................     842              8,918
Redeemed ...................................  (3,085)         (32,703)
                                              ------         ----------
Net change .................................  81,343         $  859,475
                                              ======         ==========

*From January 2, 1997 (commencement of operations).

                                                            Loomis Sayles Municipal Bond Fund
                                             ----------------------------------------------------------------
                                                      Period Ended                     Period Ended
                                                    December 31, 1997                December 31, 1996
                                             -------------------------------  -------------------------------
Institutional Class Shares                   Shares           Amount          Shares           Amount
--------------------------                   ------           ------          ------           ------

Issued from the sale of shares ............  146,945         $1,692,152       130,141        $1,455,513
Issued in connection with the reinvestment
  of:
Dividends from investment income ..........   23,982            273,619        23,403           263,016
Distributions from net realized gains on
  investment ..............................    5,018             58,244         4,717            52,895
Redeemed .................................. (198,471)        (2,254,718)      (77,656)         (872,674)
                                            --------         ----------       -------          --------
Net change ................................  (22,526)        $ (230,703)       80,605        $  898,750
                                             =======         ==========        ======        ==========

                                                          Loomis Sayles Short-Term Bond Fund
                                         --------------------------------------------------------------------
                                                   Period Ended                       Period Ended
                                                 December 31, 1997                  December 31, 1996
                                         ---------------------------------  ---------------------------------
Institutional Class Shares                   Shares            Amount         Shares           Amount
--------------------------                   ------           -------         ------           ------

Issued from the sale of shares ........    1,184,127        $11,497,925     1,283,882       $12,426,078
Issued in connection with the
  reinvestment of:
Dividends from investment income ......       94,766            918,722       106,059         1,027,017
Distributions from net realized gains
  on investment .......................            0                  0             0                 0
Redeemed ..............................   (1,232,069)       (11,926,660)   (2,163,540)      (20,966,857)
                                          ----------        -----------    ----------       -----------
Net change ............................       46,824        $   489,987      (773,599)      $(7,513,762)
                                              ======        ===========      ========       ===========

Retail Class Shares*                         Shares            Amount
-------------------                          ------            ------

Issued from the sale of shares ........       45,040        $   436,711
Issued in connection with the
 reinvestment of:
Dividends from investment income ......        1,073             10,404
Distributions from net realized gains
  on investment .......................            0                  0
Redeemed ..............................      (16,930)          (163,198)
                                              ------        ----------
Net change ............................       29,183        $   283,917
                                              ======        ===========

*From January 2, 1997 (commencement of class operations).

                                                     Loomis Sayles U.S. Government Securities Fund
                                           ------------------------------------------------------------
                                                    Period Ended                      Period Ended
                                                  December 31, 1997                 December 31, 1996
                                           -------------------------------  ---------------------------
Institutional Class Shares                   Shares            Amount          Shares            Amount
--------------------------                   ------            ------          ------            ------
Issued from the sale of shares ..........    444,723        $ 4,676,742       864,647      $  8,983,613
Issued in connection with the
  reinvestment of:
Dividends from investment income ........     77,074            792,744       129,259         1,274,113
Distributions from net realized gains on
  investment ............................          0                  0             0                 0
Redeemed ................................   (277,818)        (2,799,223)   (1,418,646)      (14,426,898)
                                            --------        ------------   ----------       -----------
Net change ..............................    243,979        $ 2,670,263      (424,740)     $ (4,169,172)
                                            ========        ===========    ==========      ============

    1997 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

A. CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the distributions set forth below have been designated as capital gains distributions for the fiscal year ended December 31, 1997:

                                             28% Rate Gain        20% Rate Gain
                                                 Amount               Amount
                                           -----------------     ---------------
Bond Fund ...............................         $5,325,149        $10,190,111
Global Bond Fund ........................                  0             38,826
High Yield Fund .........................             30,674                  0
Intermediate Maturity Bond Fund .........                  0                  0
Investment Grade Bond Fund ..............                  0                  0
Municipal Bond Fund .....................             48,100              4,463
Short-Term Bond Fund ....................                  0                  0
U.S. Government Securities Fund .........                  0                  0

On August 5, 1997, the Taxpayer Relief Act (the "Act") of 1997 was enacted. Under the Act, the maximum capital gain rate for individuals on net gains from investment activities was reduced from 28% to 20% (10% for persons taxed at a 15% rate) depending on both the holding period of the investment and the date the investment was sold. Capital gains realized from transactions that do not meet the prescribed transition and holding period rules of the Act will continue to be taxed at a maximum rate of 28%.

B. CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended December 31, 1997, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                                 Qualifying
                                                                 Percentage
                                                                 ----------
Bond Fund ...................................................       2.71%

C. INCOME DERIVED FROM TREASURY OBLIGATIONS -- Of the dividends distributed during the fiscal year, the percentages as indicated below by Fund, by obligation type, was derived from U.S. government, or its agencies. Income earned on these obligations may be exempt from state income tax as applicable:

                                                     Global          High         Intermediate        Investment
                                                      Bond          Yield           Maturity            Grade
                                    Bond Fund         Fund           Fund           Bond Fund         Bond Fund
                                  -------------     --------       --------         ---------         ---------
U.S. Treasury Obligations (a) ..      6.55%           0.47%          0.19%             5.20%             3.82%
Other Direct U.S. Government
  Obligations(b) ...............      0.00            0.00           0.00              0.00              0.00
Other Indirect U.S. Government
  Obligations(c) ...............      1.53            1.52           0.00              9.66              0.77
                                      -----           -----          -----            ------             ----
Total U.S. Government
  Income .......................      8.08%           1.99%          0.19%            14.86%             4.59%

                                                                 U.S. Government
                                    Municipal       Short-Term      Securities
                                    Bond Fund        Bond Fund        Fund
                                  -------------    ------------   --------------

U.S. Treasury Obligations(a) ...      2.46%          12.28%          68.45%
Other Direct U.S. Government
  Obligations(b) ...............      0.00            0.00           22.63
Other Indirect U.S. Government
  Obligations(c) ...............      0.00            7.50            7.06
                                      ----           -----           ----
Total U.S. Government
  Income .......................      2.46%          19.78%          98.14%

(a) Treasury obligations include bills, notes and bonds.
(b) Other Direct U.S. Government Obligations includes Federal Farm Credit and Federal Home Loan Banks.
(c) Other Indirect U.S. Government Obligations include Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and Government National Mortgage Association.

D. EXEMPT INTEREST DIVIDENDS -- Of the dividends paid by the Municipal Bond Fund from net investment income for the taxable year ended December 31, 1997, 94.77% constituted exempt interest dividends for Federal income tax purposes.

LOOMIS SAYLES FIXED INCOME FUND
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Loomis Sayles Fixed Income Funds:

    We have audited the accompanying statements of assets and liabilities of the Loomis Sayles Fixed Income Funds (consisting of the Loomis Sayles Bond Fund, Global Bond Fund, High Yield Fund, Intermediate Maturity Bond Fund, Investment Grade Bond Fund, Municipal Bond Fund, Short-Term Bond Fund, and U.S. Government Securities Fund) (collectively, the "Funds"), including the schedules of portfolio investments, as of December 31, 1997 and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Fixed Income Funds as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
February 23, 1998

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

------------------------------------------------------------------------------

BOARD OF TRUSTEES

EARL W. FOELL
DANIEL J. FUSS
RICHARD S. HOLWAY
TERRY R. LAUTENBACH
MICHAEL T. MURRAY

OFFICERS

PRESIDENT
DANIEL J. FUSS

EXECUTIVE VICE PRESIDENT                      TREASURER
ROBERT J. BLANDING                            MARK W. HOLLAND

VICE PRESIDENTS                               ASSISTANT TREASURER
JEROME A. CASTELLINI                          NICHOLAS H. PALMERINO
MARY C. CHAMPAGNE
E. JOHN DEBEER                                SECRETARY AND
PAUL H. DREXLER                               COMPLIANCE OFFICER
WILLIAM H. EIGEN, JR.                         SHEILA M. BARRY
CHRISTOPER R. ELY
QUENTIN P. FAULKNER                           ASSISTANT SECRETARIES
PHILIP C. FINE                                MARGARET W. CHAMBERS
MARTHA F. HODGMAN                             LAURIE M. GALLAGHER
JOHN HYLL                                     BONNIE S. THOMPSON
JEFFREY L. MEADE
KENT P. NEWMARK
SCOTT S. PAPE
JEFFREY C. PETHERICK
PHILIP J. SCHETTEWI
DAVID L. SMITH
SANDRA P. TICHENOR
JEFFREY W. WARDLOW
GREGG D. WATKINS
ANTHONY J. WILKINS
JOHN F. YEAGER III

For Information about:

  o Establishing an account
  o Account procedures and status
  o Exchanges
  o Shareholder services

PHONE 800-626-9390

For all other information about the Funds:

PHONE 800-633-3330

      TO REQUEST ANY OF THE FOLLOWING, PRESS OR SAY THE NUMBER
        [1] LITERATURE AND INFORMATION
        [2] NET ASSET VALUES AND YIELDS
        [3] SPEAK TO A MARKETING REPRESENTATIVE
        [4] ADVISORY AND BROKER/DEALER SERVICES
        [5] INSTITUTIONAL AND HIGH NET WORTH
            OPERATIONS, TRADING AND CLIENT SERVICES

    As always, we are interested in your comments about the job we are doing and in answering any questions you may have. Please do not hesitate to give us a call at the phone number listed above, Monday through Friday, 8:45 to 4:45 p.m. EST.

INVESTMENT ADVISER
Loomis Sayles & Company, L.P. o One Financial Center o Boston, MA 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company o Boston, MA 02102

SHAREHOLDER SERVICING AGENT FOR STATE STREET BANK AND TRUST COMPANY Boston Financial Data Services, Inc. o P.O. Box 8314 o Boston, MA 02266

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P. o One Post Office Square o Boston, MA 02109

    This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.

                                                                       LSF802108